                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2010

ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2010

 [LOGO OF USAA]
   USAA(R)

                                        [GRAPHIC OF USAA BALANCED STRATEGY FUND]

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       ANNUAL REPORT
       USAA BALANCED STRATEGY FUND
       MAY 31, 2010

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FUND OBJECTIVE

HIGH TOTAL RETURN, WITH REDUCED RISK OVER TIME, THROUGH AN ASSET ALLOCATION
STRATEGY THAT SEEKS A COMBINATION OF LONG-TERM GROWTH OF CAPITAL AND CURRENT
INCOME.

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TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest its assets in a combination of stocks on the one hand and bonds and money market instruments on the other. The Fund also may use alternative investment strategies from time to time, in an attempt to reduce the Fund's volatility over time, including an equity hedging strategy.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

INVESTMENT OVERVIEW                                                            9

FINANCIAL INFORMATION

    Distributions to Shareholders                                             14

    Report of Independent Registered
       Public Accounting Firm                                                 15

    Portfolio of Investments                                                  16

    Notes to Portfolio of Investments                                         40

    Financial Statements                                                      45

    Notes to Financial Statements                                             48

EXPENSE EXAMPLE                                                               69

ADVISORY AGREEMENTS                                                           71

TRUSTEES' AND OFFICERS' INFORMATION                                           79

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2010, USAA. All rights reserved.

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PRESIDENT'S MESSAGE

"WHILE IT IS STILL TOO EARLY TO DECLARE THAT
A SELF-SUSTAINING RECOVERY IS UNDERWAY,            [PHOTO OF DANIEL S. McNAMARA]
WE THINK MOST ECONOMIC INDICATORS ARE
POINTED IN THE RIGHT DIRECTION."

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JUNE 2010

As it turned out, the fiscal year ended May 31, 2010, was kind to patient, long-term investors. With some zigs and zags along the way, the U.S. stock market, as represented by the S&P 500 Index, was up nearly 21% for the period.
At the same time, high-quality bonds generated attractive returns (the U.S.
10-year Treasury returned 4.65% during the fiscal year) as investors continued
to search for income. Corporate and municipal bonds did even better.

However, investors suffered some setbacks in April and May of this year as
Greece's debt crisis unsettled the markets. As fears of contagion spread, many of them abandoned stocks for the safety of Treasury securities and other liquid, high-quality investments. The S&P 500 Index experienced its worst May since 1962.

Although the European Union (EU) crafted a rescue plan for Greece, a number of troubling problems remain. Some European countries continue to live beyond their means, threatening the EU's sustainability. What's more, no one knows how a default or a debt restructuring by one of these countries would affect major
European banks, which are believed to be heavily invested in the debt securities of the weaker nations. This uncertainty caused the euro to fall during the fiscal year to a four-year low versus the U.S. dollar. At the time of this writing, the dollar is once again the world's undisputed reserve currency.

Commodity prices, which had been rising for most of the fiscal year, dropped in response to the turmoil in Europe and fears about its impact on the global economy. The one exception -- gold, widely considered a safe haven.

Meanwhile, the U.S. economy seems to be improving. While it is still too early to declare that a self-sustaining recovery is underway, we think most economic indicators are pointed in the right direction. Corporate earnings, fueled by surprisingly strong top-line revenue growth, have been better than expected. At the same time, inflation has remained benign, giving the Federal Reserve Board
(the Fed) latitude to hold short-term rates in a range between zero and 0.25%.

There is no doubt that investor confidence was badly shaken by Greece's debt problems, and at the time of this writing, market sentiment seems driven more by headlines than by investment fundamentals. Perhaps as a result, many

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2  | USAA BALANCED STRATEGY FUND
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people are keeping large amounts of money in low-yielding money market funds. We see no relief from these low yields until at least the fourth quarter of 2010.
In fact, we think the debt crisis in Europe could extend the time the Fed can maintain its "easy money" stance.

Under the circumstances, investors may want to review how much they have in their money market accounts. Inflation may be muted but as of this writing, it is higher than money market yields. That isn't to say that investors should take risks with their immediate or emergency spending needs. In such cases, we believe a money market fund, a savings account or short-term certificate of deposit should be considered. However, if the money isn't required for two or three years, it could be earning higher yields in short- and intermediate-term bond funds. For longer-term, future needs such as retirement, a diversified portfolio of stock and bond funds might be most appropriate.

If timing is a concern, we recommend making gradual changes. However, this is based on your individual immediate needs. Our USAA service representatives would be happy to assist. They are available -- free of charge -- to help you update your financial plan and answer any questions you might have.

At USAA Investment Management Company, we are proud of the long-term performance we have provided to shareholders. In the months ahead, we will continue working hard on your behalf. From all of us here, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Daniel S. McNamara

Daniel S. McNamara
President
USAA Investment Management Company

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR
ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF
YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN
THE FUND.

INVESTMENT/INSURANCE: NOT FDIC INSURED o NOT BANK ISSUED, GUARANTEED OR
UNDERWRITTEN o MAY LOSE VALUE

INVESTMENT AND INSURANCE PRODUCTS ARE NOT DEPOSITS, NOT INSURED BY FDIC OR ANY
GOVERNMENT AGENCY, NOT GUARANTEED BY THE BANK. INVESTMENTS AND CERTAIN INSURANCE
PRODUCTS MAY LOSE VALUE.

Diversification does not guarantee a profit or prevent a loss.

Gold is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies.

Financial advice provided by USAA Financial Planning Services Insurance Agency,
Inc. (known as USAA Financial Insurance Agency in California, License #
0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

As interest rates rise, bond prices fall.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

USAA Investment Management Company        Deutsche Investment Management
                                          Americas Inc.
   ARNOLD J. ESPE, CFA
   Bonds and Money Market Instruments        JAMES B. FRANCIS, CFA
                                             Stocks
   JOHN P. TOOHEY, CFA
   WASIF A. LATIF                         Credit Suisse Securities (USA) LLC
   Stocks                                 Volaris Volatility Management Group

Deutsche Investment Management               YIRONG LI, CFA
Americas Inc.                                DEFINA MALUKI, CFA
                                             Index Options
   ROBERT WANG

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o  HOW DID THE USAA BALANCED STRATEGY FUND (THE FUND) PERFORM DURING THE
   REPORTING PERIOD?

   For the one-year period ended May 31, 2010, the Fund had a total return of
   26.76%. This compares to a return of 16.40% for the Lipper Balanced Funds
   Index, 23.20% for the Russell 3000 Index, and 8.42% for the Barclays Capital
   U.S. Aggregate Bond Index.

   USAA Investment Management Company (IMCO) serves as the Fund's overall adviser and manages certain portions of the Fund, including the US bond portion. Deutsche Investment Management Americas (DIMA) manages the U.S.
   stock portion of the Fund, using a quantitative approach to active stock selection. Credit Suisse Securities (USA) LLC's Volaris Volatility
   Management Group (Volaris Group) is responsible for managing a strategy that involves purchasing index put options or corresponding exchange-traded fund
   (ETF) options or put spread options and selling index call or corresponding
   ETF options against a

   Refer to page 11 for benchmark definitions.

   Past performance is no guarantee of future results.

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4  | USAA BALANCED STRATEGY FUND
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   highly-correlated stock portfolio in an attempt to reduce the Fund's volatility. This strategy is also referred to as an "equity hedging strategy."

o  WHAT LED TO THE FUND'S STRONG PERFORMANCE DURING THE REPORTING YEAR?

   Most instrumental in the strong performance was the outstanding absolute and relative returns of the U.S. bond portion of the Fund, which is managed by
   IMCO. DIMA implemented our U.S. stock market allocation using a diversified, quantitative approach to individual stock selection. DIMA's stock selection had a mildly negative impact on performance.

   The equity hedging strategy moderately detracted from performance for the full reporting year as global equity markets generally rallied sharply, but proved its worth by helping offset the volatility late in the reporting year. Given the high degree of uncertainty that has existed in global financial markets for several years, and is expected to persist, the equity hedging strategy remains an essential element of the Fund's ability to achieve its objectives.

   The Fund had roughly 10% of assets in non-U.S. developed markets within the
   Morgan Stanley Capital International-Europe, Australasia and Far East Index
   (the MSCI-EAFE Index) through an exchange-traded fund for diversification purposes. This exposure had a negative impact on performance as the
   MSCI-EAFE lagged the U.S. stock market, especially late in the reporting year in response to the eurozone debt crisis.

o  WHAT LED TO THE STRONG PERFORMANCE BY THE FUND'S U.S. BOND PORTION?

   For the reporting year, the bond portion had a total return of 48.15%, compared to 12.59% for the Lipper Intermediate Investment Grade

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                                           MANAGERS' COMMENTARY ON THE FUND |  5
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   Debt Funds Average. This performance reflected a continuation of the trends that started to take hold in March 2009, when bonds with any credit risk at all were trading at what we believed were extremely oversold levels. We maintained and added to our positions back then when there was virtually no confidence in the credit markets, and subsequently have benefited as the markets normalized and many investors re-embraced risk assets.

   While our best absolute and relative performance came in the first half of the reporting year, it's important to note that we continued to outperform our peers in the second half, with a total return of 12.31% for the six months ended May 31, 2010.

o  ISN'T THERE SUBSTANTIALLY MORE RISK IN THE BOND MARKET TODAY?

   Compared to a year ago, yes. We're in a low absolute-yield environment and there is a significant risk of inflation longer term. That's why we continually adjust the portfolio to reflect both the opportunities and the risks. As the reporting year progressed, we gradually reduced our exposure to riskier assets while still maintaining a significant yield advantage over the peer group.

   Specifically, we reduced exposure to asset-backed securities when they achieved full value, but are maintaining substantial holdings of commercial mortgage-backed securities as well as subordinated financial debt, both of which have played a large role in our strong performance.

   Investing based on inflation fears is not a straightforward proposition.
   Longer term, we believe that the unprecedented government spending will very likely result in significant inflation. However, there is little

   Past performance is no guarantee of future results. o High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently. o Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten.
   Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

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6  | USAA BALANCED STRATEGY FUND
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   evidence of inflation today, and so far in 2010 the risk of deflation has grown with the eurozone debt crisis and its potential to slow the global economic recovery. We have been adding recently Treasury Inflation-Protected
   Securities (TIPS), which tend to perform adequately in both deflationary and inflationary periods. We remain vigilant for any signs of inflationary pressure.

o  WHAT'S USAA'S OUTLOOK?

   Well before U.S. economic growth (as measured by gross domestic product)
   turned positive, we took the view that the lingering effects of the financial crisis would make this recovery muted by historical standards, with trend economic growth more volatile and lower than we've enjoyed in recent decades. Unprecedented monetary and fiscal stimulus has been the primary driver of the economic recovery, while very strong corporate profit growth from the depressed levels of the Great Recession drove stock prices much higher off the market low of March 9, 2009.

   Some of our macroeconomic themes, however, have remained remarkably stable over the past year. Bank lending continues to contract as banks work to heal their balance sheets and some borrowers remain hesitant to incur additional debt. Households are also slowly rebuilding their balance sheets, choosing saving over borrowing and spending. Unemployment remains structurally higher. The process of higher taxes and re-regulation is moving ahead. The good news is at the corporate level, where corporate treasurers took advantage of a period of extremely cheap credit to prepare their balance sheets for an uncertain future.

   The question now is whether the economy can move from a now waning stimulus-driven recovery to one that depends on consumer and corporate spending. Both corporations and consumers appear hesitant to embrace the recovery, and headwinds are increasing. The most recent news comes from the eurozone, where the sovereign

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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   debt crisis is most likely to lead to a new period of austerity that will further weigh on the global recovery.

   We have adjusted the strategic allocations in your Fund, putting more emphasis on U.S. large-cap stocks and reducing our base allocation to U.S.
   small-cap stocks. On a tactical level, we have further increased exposure to
   U.S. large-cap stocks given their stronger balance sheets.

   As the managers of your assets, we continue to focus on risk management and tactical asset allocation in these volatile markets. We are pleased that our efforts provided outstanding returns during the reporting year, and we are committed to redoubling our efforts given the uncertainty ahead.

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INVESTMENT OVERVIEW

USAA BALANCED STRATEGY FUND (Ticker Symbol: USBSX)

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                                            5/31/10                  5/31/09
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Net Assets                              $592.1 Million            $450.0 Million
Net Asset Value Per Share                   $12.26                     $10.08

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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/10
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1 YEAR                              5 YEARS                             10 YEARS
26.76%                               1.59%                                3.12%

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                                 EXPENSE RATIO*
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Before Reimbursement        1.47%             After Reimbursement         1.00%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*THE BEFORE REIMBURSEMENT EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING
EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY
ACQUIRED FUND FEES AND EXPENSES, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE
NET ASSETS. THE AFTER REIMBURSEMENT EXPENSE RATIO REPRESENTS TOTAL ANNUAL
OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND
EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AFTER REIMBURSEMENT FROM USAA
INVESTMENT MANAGEMENT COMPANY (IMCO). BEFORE AND AFTER REIMBURSEMENT EXPENSE
RATIOS ARE REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1, 2009. IMCO HAS
VOLUNTARILY AGREED TO LIMIT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES TO 1.00%,
BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED
FUND FEES AND EXPENSES, AND TO REIMBURSE THE FUND FOR EXPENSES IN EXCESS OF THIS
AMOUNT. IMCO CAN MODIFY OR TERMINATE THIS ARRANGEMENT AT ANY TIME. THESE EXPENSE
RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                        INVESTMENT OVERVIEW |  9
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                     o  CUMULATIVE PERFORMANCE COMPARISON  o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

             BARCLAYS CAPITAL U.S.     USAA BALANCED     LIPPER BALANCED     RUSSELL 3000
             AGGREGATE BOND INDEX      STRATEGY FUND       FUNDS INDEX          INDEX

05/31/00          $10,000.00             $10,000.00         $10,000.00        $10,000.00
06/30/00           10,208.05              10,222.97          10,159.61         10,296.08
07/31/00           10,300.71              10,100.23          10,131.92         10,114.09
08/31/00           10,450.01              10,495.37          10,584.17         10,864.17
09/30/00           10,515.71              10,142.17          10,361.43         10,372.27
10/31/00           10,585.29              10,037.61          10,352.26         10,224.59
11/30/00           10,758.37               9,570.58           9,976.48          9,282.17
12/31/00           10,957.94               9,751.78          10,224.44          9,438.16
01/31/01           11,137.14              10,473.36          10,441.44          9,761.02
02/28/01           11,234.16              10,228.16          10,036.13          8,869.18
03/31/01           11,290.56              10,060.39           9,712.03          8,291.04
04/30/01           11,243.70              10,483.39          10,119.62          8,955.94
05/31/01           11,311.52              10,737.19          10,209.75          9,027.87
06/30/01           11,354.26              10,639.30          10,053.31          8,861.40
07/31/01           11,608.11              10,788.35          10,046.04          8,715.36
08/31/01           11,741.04              10,568.32           9,760.14          8,200.84
09/30/01           11,877.86               9,895.52           9,291.11          7,477.32
10/31/01           12,126.41              10,095.43           9,446.61          7,651.28
11/30/01           11,959.21              10,695.16           9,822.71          8,240.61
12/31/01           11,883.27              10,820.83           9,893.55          8,356.76
01/31/02           11,979.47              10,723.14           9,806.77          8,251.97
02/28/02           12,095.56              10,520.25           9,740.14          8,083.22
03/31/02           11,894.34              10,821.13           9,953.10          8,437.64
04/30/02           12,124.99              10,647.33           9,714.25          7,994.96
05/31/02           12,228.02              10,730.45           9,709.72          7,902.33
06/30/02           12,333.75              10,126.38           9,295.49          7,333.49
07/31/02           12,482.57               9,631.85           8,819.07          6,750.45
08/31/02           12,693.33               9,730.76           8,909.55          6,782.34
09/30/02           12,898.91               9,296.19           8,377.61          6,069.72
10/31/02           12,840.15               9,602.24           8,726.83          6,553.03
11/30/02           12,836.74              10,023.05           9,080.86          6,949.56
12/31/02           13,101.89               9,727.34           8,836.08          6,556.67
01/31/03           13,113.08               9,548.35           8,703.72          6,396.23
02/28/03           13,294.52               9,509.44           8,638.45          6,291.00
03/31/03           13,284.28               9,540.00           8,673.70          6,357.15
04/30/03           13,393.89              10,001.36           9,143.08          6,876.27
05/31/03           13,643.62              10,439.27           9,547.47          7,291.35
06/30/03           13,616.54              10,559.36           9,619.87          7,389.74
07/31/03           13,158.76              10,614.35           9,642.16          7,559.26
08/31/03           13,246.13              10,763.63           9,804.94          7,726.78
09/30/03           13,596.76              10,758.22           9,817.38          7,642.89
10/31/03           13,469.95              11,176.25          10,141.28          8,105.43
11/30/03           13,502.21              11,294.55          10,231.07          8,217.08
12/31/03           13,639.62              11,613.17          10,597.66          8,592.93
01/31/04           13,749.35              11,739.83          10,755.90          8,772.18
02/29/04           13,898.18              11,898.16          10,902.50          8,890.36
03/31/04           14,002.26              11,808.08          10,850.49          8,784.83
04/30/04           13,637.97              11,593.68          10,622.46          8,603.19
05/31/04           13,583.34              11,673.09          10,669.36          8,728.22
06/30/04           13,660.11              11,902.04          10,836.17          8,901.69
07/31/04           13,795.51              11,607.28          10,632.17          8,565.07
08/31/04           14,058.66              11,623.21          10,696.85          8,600.35
09/30/04           14,096.81              11,760.38          10,855.76          8,732.55
10/31/04           14,215.02              11,864.31          10,973.15          8,875.98
11/30/04           14,101.64              12,208.09          11,268.73          9,288.59
12/31/04           14,231.39              12,548.76          11,550.03          9,619.55
01/31/05           14,320.75              12,378.19          11,401.24          9,363.34
02/28/05           14,236.21              12,508.15          11,562.54          9,569.46
03/31/05           14,163.10              12,355.99          11,403.34          9,407.60
04/30/05           14,354.78              12,233.65          11,266.32          9,203.21
05/31/05           14,510.08              12,568.04          11,524.66          9,551.93
06/30/05           14,589.20              12,630.59          11,607.48          9,618.65
07/31/05           14,456.39              12,925.47          11,865.41         10,013.26
08/31/05           14,641.71              12,974.62          11,899.74          9,917.80
09/30/05           14,490.89              12,982.35          11,946.91         10,004.57
10/31/05           14,376.21              12,719.08          11,759.33          9,817.20
11/30/05           14,439.79              13,023.48          12,044.82         10,199.09
12/31/05           14,577.08              13,095.10          12,150.32         10,208.24
01/31/06           14,577.90              13,320.43          12,440.36         10,549.31
02/28/06           14,626.29              13,285.77          12,424.79         10,568.07
03/31/06           14,482.76              13,329.76          12,545.78         10,750.74
04/30/06           14,456.51              13,408.22          12,682.57         10,867.38
05/31/06           14,441.09              13,050.78          12,431.11         10,519.44
06/30/06           14,471.70              13,074.22          12,423.67         10,538.06
07/31/06           14,667.38              13,039.12          12,481.66         10,528.19
08/31/06           14,891.92              13,214.62          12,721.71         10,785.74
09/30/06           15,022.73              13,489.22          12,905.10         11,027.18
10/31/06           15,122.10              13,753.88          13,205.75         11,424.13
11/30/06           15,297.53              13,965.62          13,460.13         11,672.70
12/31/06           15,208.76              14,060.10          13,559.67         11,812.49
01/31/07           15,202.52              14,277.43          13,705.91         12,037.33
02/28/07           15,436.94              14,211.28          13,653.60         11,839.87
03/31/07           15,437.41              14,297.47          13,770.75         11,963.10
04/30/07           15,520.65              14,658.47          14,166.81         12,440.99
05/31/07           15,403.03              14,914.97          14,471.21         12,894.37
06/30/07           15,357.46              14,766.77          14,336.00         12,652.88
07/31/07           15,485.57              14,432.47          14,091.62         12,221.38
08/31/07           15,675.37              14,566.19          14,205.53         12,396.81
09/30/07           15,794.29              14,915.03          14,606.86         12,848.76
10/31/07           15,936.16              15,174.34          14,863.72         13,084.46
11/30/07           16,222.75              14,703.74          14,515.26         12,495.41
12/31/07           16,268.31              14,580.97          14,444.75         12,419.80
01/31/08           16,541.59              14,133.26          13,967.22         11,667.02
02/29/08           16,564.55              13,868.71          13,785.50         11,304.64
03/31/08           16,621.06              13,699.74          13,680.15         11,237.67
04/30/08           16,586.33              14,068.34          14,133.68         11,799.65
05/31/08           16,464.70              14,344.79          14,289.81         12,041.38
06/30/08           16,451.40              13,539.85          13,534.33         11,047.72
07/31/08           16,437.97              13,302.49          13,362.93         10,959.61
08/31/08           16,593.98              13,343.77          13,413.74         11,129.82
09/30/08           16,371.10              12,198.48          12,400.32         10,083.35
10/31/08           15,984.67              10,357.79          10,811.04          8,294.97
11/30/08           16,504.97               9,671.43          10,318.54          7,640.17
12/31/08           17,120.76               9,848.08          10,663.81          7,786.33
01/31/09           16,969.70               9,279.92          10,170.18          7,132.90
02/28/09           16,905.64               8,511.86           9,512.34          6,385.69
03/31/09           17,140.66               8,949.79          10,041.41          6,945.04
04/30/09           17,222.60               9,727.57          10,733.07          7,675.89
05/31/09           17,347.53              10,729.09          11,271.54          8,085.45
06/30/09           17,446.20              11,001.98          11,298.46          8,113.00
07/31/09           17,727.60              11,616.80          11,977.31          8,744.48
08/31/09           17,911.16              12,059.04          12,297.84          9,056.94
09/30/09           18,099.31              12,706.10          12,691.06          9,436.39
10/31/09           18,188.67              12,738.79          12,542.68          9,193.69
11/30/09           18,424.15              13,120.19          13,009.60          9,716.11
12/31/09           18,136.16              13,396.53          13,154.07          9,992.99
01/31/10           18,413.20              13,319.48          12,929.11          9,632.76
02/28/10           18,481.96              13,561.65          13,159.08          9,959.33
03/31/10           18,459.24              14,076.81          13,659.54         10,587.04
04/30/10           18,651.39              14,320.86          13,827.19         10,815.51
05/31/10           18,808.34              13,599.83          13,120.17          9,961.12

                                   [END CHART]

                    Data from 5/31/00 to 5/31/10.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

10  | USAA BALANCED STRATEGY FUND

================================================================================

The graph on page 10 illustrates the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the following benchmarks:

o  The unmanaged Barclays Capital U.S. Aggregate Bond Index covers the U.S.
   investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

o  The unmanaged Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

o  The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                              TOP 5 STOCK HOLDINGS
                                  AS OF 5/31/10
                                (% of Net Assets)

    iShares MSCI EAFE Index ETF* ..................................... 10.2%
    SPDR Trust Series 1 ETF* .........................................  5.0%
    Microsoft Corp. ..................................................  1.0%
    International Business Machines Corp. ............................  1.0%
    Bank of America Corp. ............................................  0.9%

                               TOP 5 BOND HOLDINGS
                                  AS OF 5/31/10
                                (% of Net Assets)

    U.S. Treasury Inflation-Indexed Notes
      2.13%, 2/15/2040 ...............................................  3.5%
    U.S. Treasury Inflation-Indexed Notes
      2.50%, 1/15/2029 ...............................................  1.0%
    Nationwide Mutual Insurance Co. ..................................  0.6%
    TransCanada Pipelines Ltd. .......................................  0.6%
    Credit Suisse Commercial Mortgage Trust ..........................  0.5%

* Pursuant to a Securities and Exchange Commission (SEC) exemptive order, the
  Fund may invest in an amount that exceeds the Fund's limitations as set forth in the Investment Company Act of 1940 that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 16-39.

================================================================================

12  | USAA BALANCED STRATEGY FUND

================================================================================

                      o  ASSET ALLOCATION -- 5/31/2010*  o

                         [PIE CHART OF ASSET ALLOCATION]

         STOCKS                                                  56.8%
         BONDS                                                   42.1%
         MONEY MARKET INSTRUMENTS                                 0.6%

                                   [END CHART]

* Excludes futures, options, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended
May 31, 2010, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2011.

27.79% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended May 31, 2010, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended May 31, 2010, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $14,942,000 as qualifying interest income.

================================================================================

14  | USAA BALANCED STRATEGY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA BALANCED STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Balanced Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31,
2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
USAA Balanced Strategy Fund at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
July 23, 2010

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2010

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             EQUITY SECURITIES (56.8%)

             COMMON STOCKS (39.9%)

             CONSUMER DISCRETIONARY (4.8%)
             -----------------------------
             APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
    8,700    Coach, Inc.                                                     $    358
   15,600    Jones Apparel Group, Inc.(m)                                         306
    1,800    Perry Ellis International, Inc.*                                      43
                                                                             --------
                                                                                  707
                                                                             --------
             APPAREL RETAIL (0.4%)
    5,300    Finish Line, Inc. "A"                                                 88
   57,300    Gap, Inc.                                                          1,249
   15,800    Ross Stores, Inc.                                                    828
    3,100    Stage Stores, Inc.                                                    44
                                                                             --------
                                                                                2,209
                                                                             --------
             AUTO PARTS & EQUIPMENT (0.2%)
   51,100    Johnson Controls, Inc.                                             1,458
                                                                             --------
             CABLE & SATELLITE (0.4%)
  116,300    Comcast Corp. "A"                                                  2,104
                                                                             --------
             CATALOG RETAIL (0.1%)
   24,000    Liberty Media Corp. Interactive "A"*                                 311
                                                                             --------
             COMPUTER & ELECTRONICS RETAIL (0.0%)
    8,600    Rent-A-Center, Inc.*                                                 208
                                                                             --------
             DEPARTMENT STORES (0.5%)
   22,400    Dillard's, Inc. "A"                                                  643
   51,300    J.C. Penney Co., Inc.                                              1,410
    1,500    Kohl's Corp.*                                                         76
    9,300    Sears Holdings Corp.*(a)                                             819
                                                                             --------
                                                                                2,948
                                                                             --------
             DISTRIBUTORS (0.0%)
    1,500    Core-Mark Holding Co., Inc.*                                          41
                                                                             --------

================================================================================

16  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             EDUCATION SERVICES (0.3%)
   23,600    Career Education Corp.*                                         $    661
   70,500    Corinthian Colleges, Inc.*(a)                                        944
                                                                             --------
                                                                                1,605
                                                                             --------
             GENERAL MERCHANDISE STORES (0.3%)
    5,300    Fred's, Inc. "A"                                                      73
   33,400    Target Corp.                                                       1,821
   23,700    Tuesday Morning Corp.*                                               134
                                                                             --------
                                                                                2,028
                                                                             --------
             HOME IMPROVEMENT RETAIL (0.7%)
    5,400    Home Depot, Inc.                                                     183
  126,200    Lowe's Companies, Inc.                                             3,123
   11,300    Sherwin-Williams Co.                                                 866
                                                                             --------
                                                                                4,172
                                                                             --------
             HOUSEWARES & SPECIALTIES (0.0%)
    3,700    American Greetings Corp. "A"                                          87
      700    Blyth, Inc.                                                           35
                                                                             --------
                                                                                  122
                                                                             --------
             INTERNET RETAIL (0.4%)
   18,200    Amazon.com, Inc.*                                                  2,283
                                                                             --------
             LEISURE PRODUCTS (0.2%)
    4,300    JAKKS Pacific, Inc.*                                                  64
   51,000    Mattel, Inc.                                                       1,104
                                                                             --------
                                                                                1,168
                                                                             --------
             MOVIES & ENTERTAINMENT (0.0%)
    6,800    Cinemark Holdings, Inc.                                              109
                                                                             --------
             PUBLISHING (0.1%)
   11,300    Scholastic Corp.                                                     296
                                                                             --------
             RESTAURANTS (0.9%)
   12,400    Dominos Pizza, Inc.*                                                 161
   50,300    McDonald's Corp.                                                   3,364
    8,100    Ruth's Hospitality Group, Inc.*                                       39
   76,300    Starbucks Corp.                                                    1,976
                                                                             --------
                                                                                5,540
                                                                             --------
             SPECIALTY STORES (0.2%)
   33,400    Barnes & Noble, Inc.(a)                                              676
    7,200    Signet Jewelers Ltd.*                                                223
                                                                             --------
                                                                                  899
                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             TIRES & RUBBER (0.0%)
    4,300    Cooper Tire & Rubber Co.                                        $     81
                                                                             --------
             Total Consumer Discretionary                                      28,289
                                                                             --------
             CONSUMER STAPLES (3.0%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.2%)
   41,500    Archer-Daniels-Midland Co.                                         1,049
    7,700    Fresh Del Monte Produce, Inc.*                                       154
                                                                             --------
                                                                                1,203
                                                                             --------
             DRUG RETAIL (0.1%)
   21,100    CVS Caremark Corp.                                                   731
                                                                             --------
             FOOD DISTRIBUTORS (0.0%)
    4,700    Andersons, Inc.                                                      154
                                                                             --------
             FOOD RETAIL (0.3%)
   45,400    Whole Foods Market, Inc.*                                          1,836
    6,800    Winn Dixie Stores, Inc.*                                              76
                                                                             --------
                                                                                1,912
                                                                             --------
             HOUSEHOLD PRODUCTS (0.7%)
    3,700    Central Garden & Pet Co. "A"*                                         35
   33,800    Colgate-Palmolive Co.                                              2,639
   19,800    Procter & Gamble Co.                                               1,210
                                                                             --------
                                                                                3,884
                                                                             --------
             HYPERMARKETS & SUPER CENTERS (0.1%)
    9,000    Wal-Mart Stores, Inc.                                                455
                                                                             --------
             PACKAGED FOODS & MEAT (1.0%)
    2,200    American Italian Pasta Co.*                                           86
    8,300    Campbell Soup Co.                                                    297
   28,200    Del Monte Foods Co.                                                  411
   33,700    Hershey Co.                                                        1,577
    1,400    J.M. Smucker Co.                                                      77
      500    Lancaster Colony Corp.                                                27
   16,900    Sanderson Farms, Inc.                                                927
    6,600    Sara Lee Corp.                                                        94
    9,300    Smart Balance, Inc.*                                                  56
  141,200    Tyson Foods, Inc. "A"                                              2,482
                                                                             --------
                                                                                6,034
                                                                             --------
             PERSONAL PRODUCTS (0.0%)
    3,800    China Biotics, Inc.*                                                  54
    2,000    China Sky One Medical, Inc.*                                          25
    2,100    Elizabeth Arden, Inc.*                                                36
                                                                             --------
                                                                                  115
                                                                             --------

================================================================================

18  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             SOFT DRINKS (0.3%)
    1,000    Coca-Cola Co.                                                   $     51
   44,300    Dr. Pepper Snapple Group, Inc.                                     1,677
                                                                             --------
                                                                                1,728
                                                                             --------
             TOBACCO (0.3%)
   19,100    Lorillard, Inc.                                                    1,365
    2,100    Reynolds American, Inc.                                              110
                                                                             --------
                                                                                1,475
                                                                             --------
             Total Consumer Staples                                            17,691
                                                                             --------

             ENERGY (4.3%)
             -------------
             INTEGRATED OIL & GAS (2.5%)
   68,400    Chevron Corp.                                                      5,052
   73,600    ConocoPhillips                                                     3,817
   58,300    Exxon Mobil Corp.                                                  3,525
   88,000    Marathon Oil Corp.                                                 2,736
                                                                             --------
                                                                               15,130
                                                                             --------
             OIL & GAS DRILLING (0.5%)
  114,000    Patterson-UTI Energy, Inc.                                         1,600
   47,300    Rowan Companies, Inc.*                                             1,171
                                                                             --------
                                                                                2,771
                                                                             --------
             OIL & GAS EQUIPMENT & SERVICES (0.9%)
    6,700    Complete Production Services, Inc.*                                   87
   64,800    National-Oilwell Varco, Inc.                                       2,471
   53,600    Oil States International, Inc.*                                    2,092
    7,900    Schlumberger Ltd.                                                    444
    1,700    Seacor Holdings, Inc.*                                               124
                                                                             --------
                                                                                5,218
                                                                             --------
             OIL & GAS EXPLORATION & PRODUCTION (0.4%)
   15,700    Cimarex Energy Co.                                                 1,154
   20,300    Newfield Exploration Co.*                                          1,057
                                                                             --------
                                                                                2,211
                                                                             --------
             OIL & GAS REFINING & MARKETING (0.0%)
   33,300    Western Refining, Inc.*                                              175
                                                                             --------
             Total Energy                                                      25,505
                                                                             --------
             FINANCIALS (6.2%)
             -----------------
             CONSUMER FINANCE (0.8%)
   36,900    American Express Co.                                               1,471
    4,800    AmeriCredit Corp.*                                                   104
   65,700    Capital One Financial Corp.                                        2,713

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

    2,800    Cash America International, Inc.                                $    104
   30,800    Discover Financial Services                                          414
    4,600    Nelnet, Inc. "A"                                                      91
    1,100    Student Loan Corp.                                                    32
                                                                             --------
                                                                                4,929
                                                                             --------
             DIVERSIFIED BANKS (0.6%)
   48,800    Comerica, Inc.                                                     1,859
   59,500    Wells Fargo & Co.                                                  1,707
                                                                             --------
                                                                                3,566
                                                                             --------
             INVESTMENT BANKING & BROKERAGE (1.0%)
   18,200    Goldman Sachs Group, Inc.                                          2,625
  116,000    Morgan Stanley                                                     3,145
                                                                             --------
                                                                                5,770
                                                                             --------
             LIFE & HEALTH INSURANCE (0.0%)
    5,500    American Equity Investment Life Insurance Co.                         52
    1,800    Prudential Financial, Inc.                                           104
                                                                             --------
                                                                                  156
                                                                             --------
             MULTI-LINE INSURANCE (0.2%)
   26,400    Assurant, Inc.                                                       916
                                                                             --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (1.7%)
  343,300    Bank of America Corp.                                              5,404
  997,200    Citigroup, Inc.*                                                   3,949
   23,300    JPMorgan Chase & Co.                                                 922
                                                                             --------
                                                                               10,275
                                                                             --------
             PROPERTY & CASUALTY INSURANCE (0.6%)
   25,500    Allied World Assurance Co. Holdings Ltd.                           1,145
   35,600    Chubb Corp.                                                        1,788
      700    Infinity Property & Casualty Corp.                                    33
    3,400    Meadowbrook Insurance Group, Inc.                                     30
    9,000    Old Republic International Corp.                                     125
    4,300    Progressive Corp.                                                     84
    4,400    Stewart Information Services Corp.                                    47
    1,400    United Fire & Casualty Co.                                            30
                                                                             --------
                                                                                3,282
                                                                             --------
             REGIONAL BANKS (0.9%)
   87,500    CapitalSource, Inc.                                                  397
    3,025    Commerce Bancshares, Inc.                                            112
    1,500    Community Bank System, Inc.                                           34
  194,700    Fifth Third Bancorp                                                2,529
   23,900    PNC Financial Services Group, Inc.                                 1,500

================================================================================

20  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

   16,200    SunTrust Banks, Inc.                                            $    437
   20,500    Zions Bancorp                                                        491
                                                                             --------
                                                                                5,500
                                                                             --------
             REINSURANCE (0.0%)
    3,100    PartnerRe Ltd.                                                       226
                                                                             --------
             REITs - DIVERSIFIED (0.0%)
   14,300    Cousins Properties, Inc.                                             110
    1,700    PS Business Parks, Inc.                                               92
    2,100    Winthrop Realty Trust, Inc.                                           27
                                                                             --------
                                                                                  229
                                                                             --------
             REITs - MORTGAGE (0.1%)
   11,900    American Capital Agency Corp.                                        312
   15,800    Resource Capital Corp.                                                89
                                                                             --------
                                                                                  401
                                                                             --------
             REITs - OFFICE (0.0%)
    2,300    Parkway Properties, Inc.                                              39
                                                                             --------
             REITs - RETAIL (0.0%)
    1,300    Agree Realty Corp.                                                    31
    1,800    Urstadt Biddle Properties, Inc. "A"                                   30
                                                                             --------
                                                                                   61
                                                                             --------
             REITs - SPECIALIZED (0.2%)
   20,000    Ashford Hospitality Trust, Inc.*                                     159
    4,000    LaSalle Hotel Properties                                              90
    6,600    Public Storage                                                       612
   11,900    Strategic Hotel Capital, Inc.*                                        58
                                                                             --------
                                                                                  919
                                                                             --------
             SPECIALIZED FINANCE (0.1%)
   31,000    PHH Corp.*                                                           684
                                                                             --------
             THRIFTS & MORTGAGE FINANCE (0.0%)
   11,300    NewAlliance Bancshares, Inc.                                         133
                                                                             --------
             Total Financials                                                  37,086
                                                                             --------
             HEALTH CARE (4.9%)
             ------------------
             BIOTECHNOLOGY (0.3%)
   27,400    Cephalon, Inc.*                                                    1,613
    2,700    Emergent BioSolutions, Inc.*                                          42
   13,800    Incyte Corp.*                                                        178
    3,200    Martek Biosciences Corp.*                                             59
    4,700    Nabi Biopharmaceuticals*                                              26
                                                                             --------
                                                                                1,918
                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             HEALTH CARE DISTRIBUTORS (1.0%)
   82,200    AmerisourceBergen Corp.                                         $  2,571
   77,600    Cardinal Health, Inc.                                              2,677
   11,700    McKesson Corp.                                                       819
                                                                             --------
                                                                                6,067
                                                                             --------
             HEALTH CARE EQUIPMENT (0.1%)
    4,600    American Medical Systems Holdings, Inc.*                             104
    2,200    Hospira, Inc.*                                                       114
   13,900    Sirona Dental Systems, Inc.*                                         492
                                                                             --------
                                                                                  710
                                                                             --------
             HEALTH CARE FACILITIES (0.1%)
   10,500    LifePoint Hospitals, Inc.*                                           373
    4,400    Sun Healthcare Group, Inc.*                                           40
                                                                             --------
                                                                                  413
                                                                             --------
             HEALTH CARE SERVICES (0.2%)
   25,400    Amedisys, Inc.*(a)                                                 1,263
    7,600    CardioNet, Inc.*                                                      59
    3,200    Gentiva Health Services, Inc.*                                        88
                                                                             --------
                                                                                1,410
                                                                             --------
             LIFE SCIENCES TOOLS & SERVICES (0.4%)
   32,200    Life Technologies Corp.*                                           1,612
    6,400    Waters Corp.*                                                        438
                                                                             --------
                                                                                2,050
                                                                             --------
             MANAGED HEALTH CARE (1.7%)
   29,500    Aetna, Inc.                                                          860
  115,600    Coventry Health Care, Inc.*                                        2,393
   18,200    Health Net, Inc.*                                                    449
   16,100    HealthSpring, Inc.*                                                  280
   33,500    Humana, Inc.*                                                      1,543
    5,400    Molina Healthcare, Inc.*                                             148
  103,800    UnitedHealth Group, Inc.                                           3,017
    3,000    Universal American Financial Corp.*                                   44
   22,700    WellPoint, Inc.*                                                   1,164
                                                                             --------
                                                                                9,898
                                                                             --------
             PHARMACEUTICALS (1.1%)
   11,800    Allergan, Inc.                                                       710
   30,200    Endo Pharmaceuticals Holdings, Inc.*                                 632
    2,800    Hi-Tech Pharmacal Co., Inc.*                                          64
    9,400    Impax Laboratories, Inc.*                                            198

================================================================================

22  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

   16,000    Johnson & Johnson                                               $    933
   13,300    Medicis Pharmaceutical Corp. "A"                                     309
   31,000    Par Pharmaceutical Companies, Inc.*                                  861
   21,600    Perrigo Co.                                                        1,283
    7,900    Pfizer, Inc.                                                         120
   18,100    Questcor Pharmaceuticals, Inc.*                                      172
   13,500    Santarus, Inc.*                                                       39
   10,900    ViroPharma, Inc.*                                                    133
   21,200    Watson Pharmaceuticals, Inc.*                                        936
                                                                             --------
                                                                                6,390
                                                                             --------
             Total Health Care                                                 28,856
                                                                             --------
             INDUSTRIALS (4.1%)
             ------------------
             AEROSPACE & DEFENSE (0.7%)
    4,200    Ceradyne, Inc.*                                                       91
   44,600    Northrop Grumman Corp.                                             2,698
   28,800    Raytheon Co.                                                       1,509
                                                                             --------
                                                                                4,298
                                                                             --------
             AIR FREIGHT & LOGISTICS (0.5%)
   45,500    United Parcel Service, Inc. "B"                                    2,855
                                                                             --------
             AIRLINES (0.1%)
    9,000    Alaska Air Group, Inc.*                                              420
   12,800    Hawaiian Holdings, Inc.*                                              91
    6,000    SkyWest, Inc.                                                         88
                                                                             --------
                                                                                  599
                                                                             --------
             COMMERCIAL PRINTING (0.2%)
    1,000    Consolidated Graphics, Inc.*                                          46
   52,800    R.R. Donnelley & Sons Co.                                          1,011
                                                                             --------
                                                                                1,057
                                                                             --------
             CONSTRUCTION & ENGINEERING (0.6%)
   71,600    EMCOR Group, Inc.*                                                 1,788
   19,400    Jacobs Engineering Group, Inc.*                                      810
    1,300    Northwest Pipe Co.*                                                   26
   25,000    Shaw Group, Inc.*                                                    853
                                                                             --------
                                                                                3,477
                                                                             --------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.2%)
    2,800    Astec Industries, Inc.*                                               84
   28,500    Oshkosh Corp.*                                                     1,013
   10,500    Trinity Industries, Inc.                                             229
                                                                             --------
                                                                                1,326
                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
    4,500    Fushi Copperweld, Inc.*                                         $     45
                                                                             --------
             INDUSTRIAL CONGLOMERATES (1.0%)
   42,100    3M Co.                                                             3,339
   29,500    Carlisle Companies, Inc.                                           1,147
   85,800    General Electric Co.                                               1,403
       18    Seaboard Corp.                                                        26
                                                                             --------
                                                                                5,915
                                                                             --------
             INDUSTRIAL MACHINERY (0.5%)
   13,100    Eaton Corp.                                                          916
   17,000    Parker-Hannifin Corp.                                              1,045
   32,400    Timken Co.                                                           933
    7,400    Watts Water Technologies, Inc. "A"                                   240
                                                                             --------
                                                                                3,134
                                                                             --------
             MARINE (0.1%)
   29,900    Genco Shipping & Trading Ltd.*                                       569
                                                                             --------
             TRADING COMPANIES & DISTRIBUTORS (0.1%)
   27,900    Aircastle Ltd.                                                       275
                                                                             --------
             TRUCKING (0.1%)
   60,000    Hertz Global Holdings, Inc.*                                         682
                                                                             --------
             Total Industrials                                                 24,232
                                                                             --------
             INFORMATION TECHNOLOGY (8.5%)
             -----------------------------
             APPLICATION SOFTWARE (0.0%)
    2,100    Kenexa Corp.*                                                         30
    5,300    Smith Micro Software, Inc.*                                           52
                                                                             --------
                                                                                   82
                                                                             --------
             COMMUNICATIONS EQUIPMENT (0.7%)
   15,300    Cisco Systems, Inc.*                                                 354
    1,600    EchoStar Corp. "A"*                                                   34
   10,600    Harris Corp.                                                         497
  398,800    Motorola, Inc.*                                                    2,732
    1,800    Sycamore Networks, Inc.                                               32
   19,500    Tellabs, Inc.                                                        175
                                                                             --------
                                                                                3,824
                                                                             --------
             COMPUTER HARDWARE (1.8%)
    8,000    Apple, Inc.*                                                       2,058
   63,900    Hewlett-Packard Co.                                                2,940
   44,900    International Business Machines Corp.                              5,624
                                                                             --------
                                                                               10,622
                                                                             --------

================================================================================

24  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             COMPUTER STORAGE & PERIPHERALS (0.9%)
   12,300    SanDisk Corp.*                                                  $    574
  134,900    Seagate Technology*                                                2,072
   12,200    Synaptics, Inc.*(a)                                                  365
   71,100    Western Digital Corp.*                                             2,475
                                                                             --------
                                                                                5,486
                                                                             --------
             DATA PROCESSING & OUTSOURCED SERVICES (0.6%)
   27,400    Computer Sciences Corp.*                                           1,369
    7,200    MasterCard, Inc. "A"                                               1,453
   31,500    Total System Services, Inc.                                          460
                                                                             --------
                                                                                3,282
                                                                             --------
             ELECTRONIC COMPONENTS (0.5%)
  140,400    Corning, Inc.                                                      2,447
   41,400    Vishay Intertechnology, Inc.*                                        375
                                                                             --------
                                                                                2,822
                                                                             --------
             ELECTRONIC MANUFACTURING SERVICES (0.1%)
    3,900    Benchmark Electronics, Inc.*                                          72
   50,100    Jabil Circuit, Inc.                                                  686
    1,400    Multi-Fineline Electronix, Inc.*                                      37
                                                                             --------
                                                                                  795
                                                                             --------
             HOME ENTERTAINMENT SOFTWARE (0.4%)
  240,000    Activision Blizzard, Inc.                                          2,580
                                                                             --------
             INTERNET SOFTWARE & SERVICES (0.9%)
    7,100    AOL, Inc.*                                                           146
    9,600    Google, Inc. "A"*                                                  4,658
   24,300    IAC/InterActiveCorp.*                                                570
                                                                             --------
                                                                                5,374
                                                                             --------
             IT CONSULTING & OTHER SERVICES (0.1%)
    5,200    Cognizant Technology Solutions Corp. "A"*                            260
   11,500    Unisys Corp.*                                                        267
                                                                             --------
                                                                                  527
                                                                             --------
             SEMICONDUCTORS (0.1%)
    8,700    Intel Corp.                                                          186
    9,100    Micron Technology, Inc.*                                              83
                                                                             --------
                                                                                  269
                                                                             --------
             SYSTEMS SOFTWARE (1.0%)
  238,200    Microsoft Corp.                                                    6,146
                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             TECHNOLOGY DISTRIBUTORS (1.4%)
    4,300    Anixter International, Inc.*                                    $    204
   85,100    Arrow Electronics, Inc.*                                           2,321
   82,200    Avnet, Inc.*                                                       2,361
   80,700    Ingram Micro, Inc. "A"*                                            1,369
   53,900    Tech Data Corp.*                                                   2,191
                                                                             --------
                                                                                8,446
                                                                             --------
             Total Information Technology                                      50,255
                                                                             --------
             MATERIALS (1.6%)
             ----------------
             DIVERSIFIED CHEMICALS (0.1%)
    2,500    Ashland, Inc.                                                        134
    6,900    Cabot Corp.                                                          193
   16,500    Huntsman Corp.                                                       165
                                                                             --------
                                                                                  492
                                                                             --------
             DIVERSIFIED METALS & MINING (0.2%)
   16,600    Freeport-McMoRan Copper & Gold, Inc.                               1,163
                                                                             --------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
   31,700    CF Industries Holdings, Inc.                                       2,174
                                                                             --------
             PAPER PACKAGING (0.1%)
   63,600    Boise, Inc.*                                                         391
                                                                             --------
             PAPER PRODUCTS (0.3%)
   55,700    International Paper Co.                                            1,294
   14,200    MeadWestvaco Corp.                                                   339
                                                                             --------
                                                                                1,633
                                                                             --------
             SPECIALTY CHEMICALS (0.6%)
   28,300    Cytec Industries, Inc.                                             1,209
   14,200    Lubrizol Corp.                                                     1,258
    1,800    Stepan Co.                                                           130
   36,000    W.R. Grace & Co.*                                                    922
                                                                             --------
                                                                                3,519
                                                                             --------
             Total Materials                                                    9,372
                                                                             --------
             TELECOMMUNICATION SERVICES (1.2%)
             ---------------------------------
             ALTERNATIVE CARRIERS (0.0%)
    5,100    Cogent Communications Group, Inc.*                                    46
                                                                             --------
             INTEGRATED TELECOMMUNICATION SERVICES (0.9%)
  211,200    AT&T, Inc.                                                         5,132
    5,600    Cbeyond, Inc.*                                                        88
                                                                             --------
                                                                                5,220
                                                                             --------

================================================================================

26  | USAA BALANCED STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------
                                                                               MARKET
NUMBER                                                                          VALUE
OF SHARES    SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             WIRELESS TELECOMMUNICATION SERVICES (0.3%)
  119,800    MetroPCS Communications, Inc.*                                  $  1,077
   13,900    Telephone & Data Systems, Inc.                                       457
    4,900    U.S. Cellular Corp.*                                                 203
                                                                             --------
                                                                                1,737
                                                                             --------
             Total Telecommunication Services                                   7,003
                                                                             --------
             UTILITIES (1.3%)
             ----------------
             ELECTRIC UTILITIES (0.8%)
   51,700    Exelon Corp.                                                       1,996
   86,000    Southern Co.                                                       2,812
                                                                             --------
                                                                                4,808
                                                                             --------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
   17,400    Constellation Energy Group, Inc.                                     615
   79,300    NRG Energy, Inc.*                                                  1,852
                                                                             --------
                                                                                2,467
                                                                             --------
             MULTI-UTILITIES (0.1%)
    1,600    DTE Energy Co.                                                        73
    8,400    Integrys Energy Group, Inc.                                          380
                                                                             --------
                                                                                  453
                                                                             --------
             Total Utilities                                                    7,728
                                                                             --------
             Total Common Stocks (cost: $223,404)                             236,017
                                                                             --------

-------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)/
SHARES
-------------------------------------------------------------------------------------

             PREFERRED SECURITIES (1.7%)

             CONSUMER STAPLES (0.4%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.4%)
   30,000    Dairy Farmers of America, Inc., 7.88%,
               cumulative redeemable, perpetual(b)                              2,460
                                                                             --------
             FINANCIALS (1.3%)
             -----------------
             LIFE & HEALTH INSURANCE (0.5%)
   65,000    Delphi Financial Group, Inc., 7.38%, perpetual                     1,305
   60,000    Delphi Financial Group, Inc., 8.00%                                1,476
                                                                             --------
                                                                                2,781
                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                         MARKET
$(000)/                                                                         VALUE
SHARES       SECURITY                                                           (000)
-------------------------------------------------------------------------------------

             OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
       30    International Lease Finance Corp., 0.97%, perpetual(c)          $  2,400
                                                                             --------
             PROPERTY & CASUALTY INSURANCE (0.0%)
   $1,000    Security Capital Assurance Ltd., 6.88%, perpetual*(c)                  -
                                                                             --------
             REINSURANCE (0.4%)
    1,500    Ram Holdings Ltd., 7.50%, non-cumulative, perpetual,
               acquired 1/23/2007 - 3/09/2007; cost $1,533*(d)                    375
   $2,500    Swiss Re Capital I LP, 6.85%, perpetual(b)                         2,028
                                                                             --------
                                                                                2,403
                                                                             --------
             Total Financials                                                   7,584
                                                                             --------

-------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------

             GOVERNMENT (0.0%)
             -----------------
             U.S. GOVERNMENT (0.0%)
   40,000    Fannie Mae, 8.25%, perpetual*                                         42
   40,000    Freddie Mac, 8.38%, perpetual*                                        42
                                                                             --------
             Total Government                                                      84
                                                                             --------
             Total Preferred Securities (cost: $14,103)                        10,128
                                                                             --------

             EXCHANGE-TRADED FUNDS (15.2%)
1,256,543    iShares MSCI EAFE Index Fund                                      60,716
  268,322    SPDR Trust Series 1(a)                                            29,365
                                                                             --------
             Total Exchange-Traded Funds (cost: $112,524)                      90,081
                                                                             --------

             WARRANTS (0.0%)

             CONSUMER DISCRETIONARY (0.0%)
             -----------------------------
             RESTAURANTS (0.0%)
    1,356    Krispy Kreme Doughnuts, Inc.* (cost: $0)                               -
                                                                             --------
             Total Equity Securities (cost: $350,031)                         336,226
                                                                             --------

================================================================================

28  | USAA BALANCED STRATEGY FUND

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL                                                                                MARKET
AMOUNT                                                       COUPON                       VALUE
(000)      SECURITY                                           RATE       MATURITY         (000)
-----------------------------------------------------------------------------------------------

           BONDS (42.1%)

           CORPORATE OBLIGATIONS (20.7%)

           CONSUMER DISCRETIONARY (0.2%)
           -----------------------------
           APPAREL & ACCESSORIES & LUXURY GOODS (0.2%)
  $ 1,024  Kellwood Co.(f)                                   12.88%      7/15/2011     $    860
    1,000  Kellwood Co.                                       7.63      10/15/2017          505
                                                                                       --------
           Total Consumer Discretionary                                                   1,365
                                                                                       --------

           CONSUMER STAPLES (0.5%)
           -----------------------
           DRUG RETAIL (0.5%)
    3,000  CVS Caremark Corp.                                 6.30       6/01/2037        2,716
                                                                                       --------
           ENERGY (0.8%)
           -------------
           OIL & GAS STORAGE & TRANSPORTATION (0.8%)
    3,059  Enbridge Energy Partners, LP                       8.05      10/01/2037        3,025
    1,000  Enterprise Products Operating, LP                  7.00       6/01/2067          878
    1,000  Southern Union Co.                                 7.20      11/01/2066          905
                                                                                       --------
           Total Energy                                                                   4,808
                                                                                       --------

           FINANCIALS (16.2%)
           ------------------
           CONSUMER FINANCE (0.7%)
    2,500  American Express Co.                               6.80       9/01/2066        2,381
    2,000  Capital One Financial Corp.                        7.69       8/15/2036        1,850
                                                                                       --------
                                                                                          4,231
                                                                                       --------
           DIVERSIFIED BANKS (1.7%)
    1,800  Comerica Capital Trust II                          6.58       2/20/2037        1,512
    1,000  Emigrant Bancorp, Inc.(b)                          6.25       6/15/2014          753
    2,500  First Tennessee Bank, N.A.                         5.65       4/01/2016        2,409
    1,000  USB Capital IX                                     6.19               -(g)       790
    2,000  USB Realty Corp.(b)                                6.09               -(g)     1,470
    2,500  Wachovia Capital Trust III                         5.80(h)            -(g)     2,000
    1,000  Wells Fargo Capital XIII                           7.70               -(g)       990
                                                                                       --------
                                                                                          9,924
                                                                                       --------
           INVESTMENT BANKING & BROKERAGE (0.4%)
    3,000  Goldman Sachs Capital II                           5.79               -(g)     2,310
                                                                                       --------
           LIFE & HEALTH INSURANCE (2.4%)
    1,000  Great-West Life & Annuity Insurance Co.(b)         7.15       5/16/2046          900
    3,500  Lincoln National Corp.                             7.00       5/17/2066        2,905
    1,000  MetLife Capital Trust X(b)                         9.25       4/08/2038        1,095
    1,000  MetLife, Inc.                                     10.75       8/01/2069        1,198
    4,000  Nationwide Mutual Insurance Co.(b)                 5.81      12/15/2024        3,482

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL                                                                                MARKET
AMOUNT                                                       COUPON                       VALUE
(000)      SECURITY                                           RATE       MATURITY         (000)
-----------------------------------------------------------------------------------------------

  $ 2,000  Prudential Financial, Inc.                         8.88%      6/15/2038     $  2,140
    3,000  StanCorp Financial Group, Inc.                     6.90       6/01/2067        2,473
                                                                                       --------
                                                                                         14,193
                                                                                       --------
           MULTI-LINE INSURANCE (1.1%)
    3,500  Genworth Financial, Inc.                           6.15      11/15/2066        2,459
    4,000  Glen Meadow(b)                                     6.51       2/12/2067        2,990
    1,000  Oil Insurance Ltd.(b)                              7.56               -(g)       874
                                                                                       --------
                                                                                          6,323
                                                                                       --------
           OTHER DIVERSIFIED FINANCIAL SERVICES (1.3%)
    2,000  BankAmerica Capital III                            0.87(h)    1/15/2027        1,356
    1,500  BankBoston Capital Trust IV                        0.85(h)    6/08/2028        1,007
    1,000  First Republic Bank Corp.                          7.75       9/15/2012        1,087
    2,000  General Electric Capital Corp.                     6.38(h)   11/15/2067        1,862
    2,000  ILFC E-Capital Trust II(b)                         6.25      12/21/2065        1,230
    2,000  JPMorgan Chase & Co. Capital XXI                   1.29(h)    2/02/2037        1,403
                                                                                       --------
                                                                                          7,945
                                                                                       --------
           PROPERTY & CASUALTY INSURANCE (2.5%)
    3,000  Allstate Corp.                                     6.13       5/15/2037        2,640
    3,000  Chubb Corp.                                        6.38       3/29/2067        2,880
    1,500  Fund American Companies, Inc.                      5.88       5/15/2013        1,551
    1,500  Ironshore Holdings US, Inc.(b)                     8.50       5/15/2020        1,495
    3,000  Progressive Corp.                                  6.70       6/15/2037        2,741
    1,000  RLI Corp.                                          5.95       1/15/2014        1,030
    2,500  Travelers Companies, Inc.                          6.25       3/15/2037        2,334
                                                                                       --------
                                                                                         14,671
                                                                                       --------
           REGIONAL BANKS (3.5%)
    1,000  City National Capital Trust I                      9.63       2/01/2040        1,021
    1,000  Cullen/Frost Bankers, Inc.                         5.75       2/15/2017          951
    3,500  Fifth Third Capital Trust IV                       6.50       4/15/2037        2,826
      500  First Empire Capital Trust I                       8.23       2/01/2027          481
    2,000  Fulton Capital Trust I                             6.29       2/01/2036        1,282
    4,000  Huntington Capital III                             6.65       5/15/2037        2,793
    2,000  Manufacturers & Traders Trust Co.                  5.63      12/01/2021        1,857
    1,000  National City Preferred Capital Trust I           12.00               -(g)     1,073
    2,000  PNC Preferred Funding Trust(b)                     6.52               -(g)     1,523
    2,000  Regions Financing Trust II                         6.63       5/15/2047        1,454
    1,000  Susquehanna Bancshares, Inc.                       2.16(h)    5/01/2014          764
    1,000  Susquehanna Capital II                            11.00       3/23/2040        1,053
    1,000  TCF National Bank                                  5.50       2/01/2016          954
    3,500  Webster Capital Trust IV                           7.65       6/15/2037        2,450
                                                                                       --------
                                                                                         20,482
                                                                                       --------

================================================================================

30  | USAA BALANCED STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------------
PRINCIPAL                                                                               MARKET
AMOUNT                                                       COUPON                      VALUE
(000)      SECURITY                                           RATE       MATURITY        (000)
----------------------------------------------------------------------------------------------

           REINSURANCE (0.5%)
  $ 1,500  Max USA Holdings Ltd.(b)                           7.20%      4/14/2017    $  1,569
    1,500  Platinum Underwriters Finance, Inc.                7.50       6/01/2017       1,644
                                                                                      --------
                                                                                         3,213
                                                                                      --------
           REITs - INDUSTRIAL (0.4%)
    1,000  ProLogis                                           6.88       3/15/2020         957
    1,500  ProLogis                                           2.25       4/01/2037       1,416
                                                                                      --------
                                                                                         2,373
                                                                                      --------
           REITs - OFFICE (0.2%)
    1,000  Brandywine Operating Partnership, LP               5.70       5/01/2017         988
                                                                                      --------
           REITs - RETAIL (1.1%)
    2,000  Developers Diversified Realty Corp.                5.38      10/15/2012       1,984
    2,000  New Plan Excel Realty Trust, Inc.                  5.13       9/15/2012       1,800
    1,000  New Plan Excel Realty Trust, Inc.,
             acquired 2/20/2009; cost $340(d)                 7.68      11/02/2026         789
    2,000  Pan Pacific Retail Properties, Inc.                7.95       4/15/2011       2,048
                                                                                      --------
                                                                                         6,621
                                                                                      --------
           REITs - SPECIALIZED (0.4%)
    1,000  Hospitality Properties Trust                       5.13       2/15/2015         979
    1,500  Ventas Realty, LP                                  6.75       4/01/2017       1,506
                                                                                      --------
                                                                                         2,485
                                                                                      --------
           Total Financials                                                             95,759
                                                                                      --------
           INDUSTRIALS (0.2%)
           ------------------
           AIRLINES (0.2%)
       98  Airport Airplanes                                  0.63(h)    3/15/2019          96
    1,149  America West Airlines, Inc. Pass-Through
             Trust (INS)                                      7.93       1/02/2019       1,138
                                                                                      --------
           Total Industrials                                                             1,234
                                                                                      --------
           UTILITIES (2.8%)
           ----------------
           ELECTRIC UTILITIES (1.5%)
      923  Cedar Brakes II, LLC(b)                            9.88       9/01/2013         947
    1,000  FPL Group Capital, Inc.                            6.35      10/01/2066         911
    1,000  FPL Group Capital, Inc.                            6.65       6/15/2067         916
    1,000  FPL Group Capital, Inc.                            7.30(h)    9/01/2067         987
      617  Oglethorpe Power Corp.                             6.97       6/30/2011         618
    3,372  PPL Capital Funding, Inc.                          6.70       3/30/2067       2,955
      997  Texas Competitive Electric Holdings Co., LLC(i)    3.79      10/10/2014         771
      995  Texas Competitive Electric Holdings Co., LLC(i)    3.80      10/10/2014         765
                                                                                      --------
                                                                                         8,870
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL                                                                                MARKET
AMOUNT                                                       COUPON                       VALUE
(000)      SECURITY                                           RATE       MATURITY         (000)
-----------------------------------------------------------------------------------------------

           MULTI-UTILITIES (1.3%)
  $ 2,500  Dominion Resources, Inc.                           7.50%      6/30/2066     $  2,428
    3,042  Integrys Energy Group, Inc.                        6.11      12/01/2066        2,741
    1,325  Puget Sound Energy, Inc.                           6.97       6/01/2067        1,215
    1,500  Wisconsin Energy Corp.                             6.25       5/15/2067        1,367
                                                                                       --------
                                                                                          7,751
                                                                                       --------
           Total Utilities                                                               16,621
                                                                                       --------
           Total Corporate Obligations (cost: $109,441)                                 122,503
                                                                                       --------

           EURODOLLAR AND YANKEE OBLIGATIONS (3.7%)

           ENERGY (0.7%)
           -------------
           INTEGRATED OIL & GAS (0.0%)
      133  PEMEX Finance Ltd.                                 8.88      11/15/2010          136
                                                                                       --------
           OIL & GAS DRILLING (0.1%)
      672  Delek & Avner-Yam Tethys Ltd.(b)                   5.33       8/01/2013          684
                                                                                       --------
           OIL & GAS STORAGE & TRANSPORTATION (0.6%)
    3,500  TransCanada Pipelines Ltd.                         6.35       5/15/2067        3,179
                                                                                       --------
           Total Energy                                                                   3,999
                                                                                       --------
           FINANCIALS (2.9%)
           -----------------
           DIVERSIFIED BANKS (0.7%)
    2,500  Barclays Bank plc(b)                               8.55               -(g)     2,375
    2,000  BayernLB Capital Trust I                           6.20               -(g)       925
    1,000  Landsbanki Islands hf, acquired 10/12/2007;
             cost $1,000(b),(d),(j)                           7.43               -(g)         4
    2,000  Royal Bank of Scotland Group plc                   7.64               -(g)     1,140
                                                                                       --------
                                                                                          4,444
                                                                                       --------
           DIVERSIFIED CAPITAL MARKETS (0.5%)
    3,000  UBS Preferred Funding Trust I                      8.62(h)            -(g)     2,926
                                                                                       --------
           DIVERSIFIED REAL ESTATE ACTIVITIES (0.3%)
    1,500  Brookfield Asset Management, Inc.                  7.13       6/15/2012        1,611
                                                                                       --------
           MULTI-LINE INSURANCE (0.6%)
    1,500  AXA SA                                             3.79(h)            -(g)     1,013
    2,625  ING Capital Funding Trust III                      8.44               -(g)     2,336
                                                                                       --------
                                                                                          3,349
                                                                                       --------
           OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
    1,000  ZFS Finance USA Trust II(b)                        6.45      12/15/2065          920
                                                                                       --------

================================================================================

32  | USAA BALANCED STRATEGY FUND

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL                                                                                MARKET
AMOUNT                                                       COUPON                       VALUE
(000)      SECURITY                                           RATE       MATURITY         (000)
-----------------------------------------------------------------------------------------------

           PROPERTY & CASUALTY INSURANCE (0.6%)
  $ 1,000  Allied World Assurance Holdings Ltd.               7.50%      8/01/2016     $  1,089
    3,000  QBE Insurance Group Ltd.(b)                        5.65       7/01/2023        2,750
                                                                                       --------
                                                                                          3,839
                                                                                       --------
           REGIONAL BANKS (0.0%)
    2,000  Glitnir Banki hf, acquired 9/11/2006
             and 10/18/2006; cost $2,034(b),(d),(j)           7.45               -(g)         8
                                                                                       --------
           Total Financials                                                              17,097
                                                                                       --------
           MATERIALS (0.1%)
           ----------------
           DIVERSIFIED METALS & MINING (0.1%)
    1,000  Glencore Finance S.A.                              8.00               -(g)       965
                                                                                       --------
           Total Eurodollar and Yankee Obligations
             (cost: $24,905)                                                             22,061
                                                                                       --------
           ASSET-BACKED SECURITIES (2.1%)

           FINANCIALS (2.1%)
           -----------------
           ASSET-BACKED FINANCING (2.1%)
      150  Aerco Ltd.(b)                                      0.86(h)    7/15/2025          141
    1,500  AESOP Funding II, LLC(b)                           9.31      10/20/2013        1,667
       18  AmeriCredit Automobile Receivables Trust           2.03(h)    1/12/2012           18
    1,000  AmeriCredit Automobile Receivables Trust           6.96      10/14/2014        1,065
    1,500  Credit Acceptance Auto Loan Trust(b)               5.68       5/15/2017        1,548
    1,000  GE Equipment Midticket, LLC                        0.66(h)    9/15/2017          967
    1,000  Hertz Vehicle Financing, LLC(b)                    5.08      11/25/2011        1,010
    1,000  MBNA Master Credit Card Note Trust                 6.80       7/15/2014        1,067
      850  Prestige Auto Receivables Trust "A"(b)             5.67       4/15/2017          850
    1,500  Rental Car Finance Corp.(b)                        0.48(h)    7/25/2013        1,393
      908  SLM Student Loan Trust                             0.87(h)   10/25/2038          791
    1,500  Triad Automobile Receivables Owners Trust          5.43       7/14/2014        1,570
      242  USXL Funding, LLC (INS)(b)                         5.38       4/15/2014          242
                                                                                       --------
           Total Financials                                                              12,329
                                                                                       --------
           Total Asset-Backed Securities (cost: $11,718)                                 12,329
                                                                                       --------

           COMMERCIAL MORTGAGE SECURITIES (10.6%)

           FINANCIALS (10.6%)
           ------------------
           COMMERCIAL MORTGAGE-BACKED SECURITIES (10.6%)
      268  Banc of America Commercial Mortgage, Inc.          7.20       9/15/2032          268
    1,000  Banc of America Commercial Mortgage, Inc.          5.32      11/10/2042          608
    1,205  Banc of America Commercial Mortgage, Inc.          4.95       7/10/2043          987

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

----------------------------------------------------------------------------------------------
PRINCIPAL                                                                               MARKET
AMOUNT                                                       COUPON                      VALUE
(000)      SECURITY                                           RATE       MATURITY        (000)
----------------------------------------------------------------------------------------------

  $ 3,000  Banc of America Commercial Mortgage, Inc.          6.01%      7/10/2044    $  2,569
    2,000  Banc of America Commercial Mortgage, Inc.          5.96       5/10/2045       1,797
    2,700  Banc of America Commercial Mortgage, Inc.          5.46       9/10/2045       2,365
    2,643  Banc of America Commercial Mortgage, Inc.          5.18      10/10/2045       2,467
    1,000  Banc of America Commercial Mortgage, Inc.          5.68       7/10/2046         875
    2,429  Banc of America Commercial Mortgage, Inc.          5.35       9/10/2047       2,298
    2,867  Banc of America Commercial Mortgage, Inc.(b)       6.14       9/10/2047       2,509
    2,000  BCRR Trust(b)                                      5.86       7/17/2040       1,711
      218  Bear Stearns Commercial
             Mortgage Securities, Inc.                        4.00       3/13/2040         221
    1,000  Bear Stearns Commercial
             Mortgage Securities, Inc.                        5.69       6/11/2050       1,020
    1,000  Citigroup Commercial Mortgage Trust                5.40       7/15/2044         964
    2,000  Citigroup Commercial Mortgage Trust                6.30      12/10/2049       1,707
    1,000  Commercial Mortgage Loan Trust                     5.54       2/11/2017         811
    3,000  Commercial Mortgage Loan Trust                     6.22      12/10/2049       2,359
    1,000  Credit Suisse Commercial Mortgage Trust            6.02       6/15/2038       1,026
    3,000  Credit Suisse Commercial Mortgage Trust            6.42       2/15/2041       3,043
    1,000  Credit Suisse First Boston Mortgage
             Securities Corp.(b)                              5.02       1/15/2037         811
    1,000  Credit Suisse First Boston
             Mortgage Securities Corp.                        5.10       8/15/2038         886
       75  Credit Suisse First Boston
             Mortgage Securities Corp.                        7.17       5/17/2040          76
    1,598  G-Force, LLC(b)                                    5.16      12/25/2039       1,582
    1,000  GE Capital Commercial Mortgage Corp.               6.07       6/10/2038       1,033
    1,000  GE Capital Commercial Mortgage Corp.               5.51      11/10/2045         524
    1,000  GE Capital Commercial Mortgage Corp.               5.61      12/10/2049         666
    1,000  GMAC Commercial Mortgage Securities, Inc.          4.75       5/10/2043         950
    1,000  GMAC Commercial Mortgage Securities, Inc.          4.81       5/10/2043         912
      166  Government Lease Trust(b)                          6.48       5/18/2011         169
    1,000  GS Mortgage Securities Corp. II                    4.78       7/10/2039         894
    1,000  J.P. Morgan Chase Commercial Mortgage
             Securities Corp.                                 4.82       9/12/2037       1,009
    1,000  J.P. Morgan Chase Commercial Mortgage
             Securities Corp.                                 4.99       9/12/2037         912
    1,500  J.P. Morgan Chase Commercial Mortgage
             Securities Corp.                                 5.81       6/12/2043       1,536
    1,000  J.P. Morgan Chase Commercial Mortgage
             Securities Corp.                                 5.50      12/15/2044         618
    1,000  J.P. Morgan Chase Commercial Mortgage
             Securities Corp.                                 5.50      12/15/2044         678
    1,500  Merrill Lynch Mortgage Trust                       5.41      11/12/2037       1,493
    2,000  Merrill Lynch Mortgage Trust                       5.38       8/12/2048       1,858
    1,000  Merrill Lynch Mortgage Trust                       6.02       6/12/2050         999
    2,000  Merrill Lynch Mortgage Trust                       5.69       2/12/2051       2,015
    1,000  ML-CFC Commercial Mortgage Trust                   5.42       8/12/2048         733

================================================================================

34  | USAA BALANCED STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------------
PRINCIPAL                                                                               MARKET
AMOUNT                                                       COUPON                      VALUE
(000)      SECURITY                                           RATE       MATURITY        (000)
----------------------------------------------------------------------------------------------

  $ 1,500  ML-CFC Commercial Mortgage Trust                   6.15%      8/12/2049    $  1,267
    1,500  ML-CFC Commercial Mortgage Trust                   5.70       9/12/2049       1,453
      878  Morgan Stanley Capital I, Inc.                     5.15       8/13/2042         598
      723  Morgan Stanley Capital I, Inc.                     5.17       8/13/2042         472
    2,000  Morgan Stanley Capital I, Inc.                     5.81      12/12/2049       1,988
    2,000  Morgan Stanley Capital I, Inc.                     4.77       7/15/2056       1,663
    1,500  Mortgage Capital Funding, Inc.                     7.15       6/18/2030       1,497
    2,000  Prudential Mortgage Capital Funding, LLC           6.76       5/10/2034       2,056
    2,000  Wachovia Bank Commercial Mortgage Trust            5.42       1/15/2045       2,016
                                                                                      --------
           Total Financials                                                             62,969
                                                                                      --------
           Total Commercial Mortgage Securities
             (cost: $52,468)                                                            62,969
                                                                                      --------
           U.S. GOVERNMENT AGENCY ISSUES (0.0%)(k)

           INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.0%)
    1,976  Government National Mortgage Assn. (cost: $5)      1.75       7/16/2010          24
                                                                                      --------
           U.S. TREASURY SECURITIES (4.5%)

           INFLATION-INDEXED NOTES (4.5%)
   19,129  2.13%, 2/15/2040                                                             20,499
    5,574  2.50%, 1/15/2029                                                              6,206
                                                                                      --------
           Total Inflation-Indexed Notes                                                26,705
                                                                                      --------
           Total U.S. Treasury Securities (cost: $26,407)                               26,705
                                                                                      --------
           MUNICIPAL BONDS (0.5%)

           CASINOS & GAMING (0.4%)
    2,000  Mashantucket (Western) Pequot Tribe,
             acquired 7/29/2005; cost $2,000(b),(d),(j)       5.91       9/01/2021       1,003
    1,020  Seneca Nation of Indians Capital Improvements
             Auth.                                            6.75      12/01/2013         976
                                                                                      --------
                                                                                         1,979
                                                                                      --------
           SPECIAL ASSESSMENT/TAX/FEE (0.1%)
      855  Erie County Tobacco Asset Securitization Corp.     6.00       6/01/2028         748
                                                                                      --------
           Total Municipal Bonds (cost: $3,847)                                          2,727
                                                                                      --------
           Total Bonds (cost: $228,791)                                                249,318
                                                                                      --------
           MONEY MARKET INSTRUMENTS (0.6%)

           U.S. TREASURY BILLS (0.1%)
      401  0.01%, 9/16/2010(m),(e)                                                         401
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES  SECURITY                                                                      (000)
----------------------------------------------------------------------------------------------

           MONEY MARKET FUNDS (0.5%)
3,050,490  State Street Institutional Liquid Reserve Fund, 0.18%(l),(m)               $  3,050
                                                                                      --------
           Total Money Market Instruments (cost: $3,451)                                 3,451
                                                                                      --------
           SHORT-TERM INVESTMENTS PURCHASED WITH
           CASH COLLATERAL FROM SECURITIES LOANED (5.8%)

           MONEY MARKET FUNDS (1.5%)
    2,423  BlackRock Liquidity Funds TempFund Portfolio, 0.16%(l)                            3
8,676,142  Fidelity Institutional Money Market Portfolio, 0.23%(l)                       8,676
                                                                                      --------
           Total Money Market Funds                                                      8,679
                                                                                      --------

----------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
----------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENTS (4.3%)
  $13,000  Credit Suisse First Boston LLC, 0.20%, acquired on 5/28/2010 and due
             6/01/2010 at $13,000 (collateralized by $13,265 of Freddie Mac(k),(+),
             0.16%(n), due 7/06/2010; market value $13,264)                             13,000
   12,700  Deutsche Bank Securities, Inc., 0.20%, acquired on 5/28/2010 and due
             6/01/2010 at $12,700 (collateralized by $12,775 of Federal Home
             Loan Bank(k)(+), 1.75% - 1.85%, due 12/14/2012 - 4/01/2013;
             market value $12,956)                                                      12,700
                                                                                      --------
           Total Repurchase Agreements                                                  25,700
                                                                                      --------
           Total Short-Term Investments Purchased With Cash
             Collateral From Securities Loaned (cost: $34,379)                          34,379
                                                                                      --------

           TOTAL INVESTMENTS (COST: $616,651)                                         $623,374
                                                                                      ========

----------------------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
----------------------------------------------------------------------------------------------

           PURCHASED OPTIONS (0.1%)
      147  Put - Russell 2000 Index expiring June 19, 2010 at 620                          139
      150  Put - Russell 2000 Index expiring June 19, 2010 at 630                          174
      150  Put - S&P 500 Index expiring June 19, 2010 at 1,080                             376
                                                                                      --------

           TOTAL PURCHASED OPTIONS (COST: $797)                                       $    689
                                                                                      ========

================================================================================

36  | USAA BALANCED STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER OF                                                                                VALUE
CONTRACTS  SECURITY                                                                      (000)
----------------------------------------------------------------------------------------------

           WRITTEN OPTIONS (0.0%)
    (147)  Put - Russell 2000 Index expiring June 19, 2010 at 550                      $   (38)
    (150)  Put - S&P 500 Index expiring June 19, 2010 at 970                               (86)
                                                                                       -------

           TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $311)                             $  (124)
                                                                                       =======

----------------------------------------------------------------------------------------------
NUMBER OF                                                              CONTRACT     UNREALIZED
CONTRACTS                                                 EXPIRATION    VALUE   (DEPRECIATION)
LONG/(SHORT)                                                DATE        (000)            (000)
----------------------------------------------------------------------------------------------

           FUTURES (0.2%)
       19  Russell 2000 Mini Index Futures                6/18/2010      $1,256        $   (21)
                                                                                       -------

           TOTAL FUTURES                                                               $   (21)
                                                                                       =======

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

----------------------------------------------------------------------------------------------
($ IN 000s)                                            VALUATION HIERARCHY
----------------------------------------------------------------------------------------------
                                         (LEVEL 1)          (LEVEL 2)     (LEVEL 3)
                                     QUOTED PRICES  OTHER SIGNIFICANT   SIGNIFICANT
                                 IN ACTIVE MARKETS         OBSERVABLE  UNOBSERVABLE
ASSETS                        FOR IDENTICAL ASSETS             INPUTS        INPUTS      TOTAL
----------------------------------------------------------------------------------------------

Equity Securities:
  Common Stocks                           $236,017           $      -        $    -   $236,017
  Preferred Securities                       1,518              6,210         2,400     10,128
  Exchange-Traded Funds                     90,081                  -             -     90,081
  Warrants                                       -                  -             -          -
Bonds:
  Corporate Obligations                          -            122,503             -    122,503
  Eurodollar and Yankee Obligations              -             22,061             -     22,061
  Asset-Backed Securities                        -             12,329             -     12,329
  Commercial Mortgage Securities                 -             62,969             -     62,969
  U.S. Government Agency Issues                  -                 24             -         24
  U.S. Treasury Securities                  26,705                  -             -     26,705
  Municipal Bonds                                -              2,727             -      2,727
Money Market Instruments:
  U.S. Treasury Bills                            -                401             -        401
  Money Market Funds                         3,050                  -             -      3,050
Short-Term Investments
  Purchased With Cash
  Collateral From Securities
  Loaned:
  Repurchase Agreements                          -             25,700             -     25,700
  Money Market Funds                         8,679                  -             -      8,679
Purchased Options                              689                  -             -        689
Futures*                                       (21)                 -             -        (21)
----------------------------------------------------------------------------------------------
Total                                     $366,718           $254,924        $2,400   $624,042
----------------------------------------------------------------------------------------------

* Futures are valued at the unrealized appreciation/depreciation on the investment.

================================================================================

38  | USAA BALANCED STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------------
($ IN 000s)                                            VALUATION HIERARCHY
----------------------------------------------------------------------------------------------
                                         (LEVEL 1)          (LEVEL 2)     (LEVEL 3)
                                     QUOTED PRICES  OTHER SIGNIFICANT   SIGNIFICANT
                                 IN ACTIVE MARKETS         OBSERVABLE  UNOBSERVABLE
LIABILITIES              FOR IDENTICAL LIABILITIES             INPUTS        INPUTS      TOTAL
----------------------------------------------------------------------------------------------

Written Options                             $(124)                 $-            $-     $(124)
----------------------------------------------------------------------------------------------
Total                                       $(124)                 $-            $-     $(124)
----------------------------------------------------------------------------------------------

Reconciliation of investments in which significant unobservable inputs (Level 3)
were used in determining value:

----------------------------------------------------------------------------------------------
                                                                                     PREFERRED
                                                                                    SECURITIES
----------------------------------------------------------------------------------------------

Balance as of May 31, 2009                                                              $    -
Net realized gain (loss)                                                                     -
Change in net unrealized appreciation/depreciation*                                       (150)
Net purchases (sales)                                                                    2,550
Transfers in and/or out of Level 3                                                           -
----------------------------------------------------------------------------------------------
Balance as of May 31, 2010                                                              $2,400
----------------------------------------------------------------------------------------------

* Reported in the statement of operations in the change in net unrealized appreciation/depreciation of investments.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2010

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
   100%. A category percentage of 0.0% represents less than 0.1% of net assets.
   Investments in foreign securities were 14.1% of net assets at May 31, 2010.

   The Fund may rely on certain Securities and Exchange Commission (SEC)
   exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o  CATEGORIES AND DEFINITIONS

   ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-
   backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled and unscheduled principal repayments. Rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

================================================================================

40  | USAA BALANCED STRATEGY FUND

================================================================================

   EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-
   denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of
   U.S. corporations and financial institutions. Yankee obligations are dollar-
   denominated instruments that are issued by foreign issuers in the U.S.
   capital markets.

   INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) -- represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties.
   This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

   U.S. TREASURY INFLATION-INDEXED NOTES -- designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation.
   Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S.
   Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

   WARRANTS -- entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   iShares   Exchange-traded funds, managed by Black Rock, Inc., that represent a portfolio of stocks designed to closely track a

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

             specific market index. iShares funds are traded on securities exchanges.

   REIT      Real estate investment trust

   SPDR      Exchange-traded funds, managed by State Street Global Advisers, that represent a portfolio of stocks designed to closely track a specific market index. SPDR is an acronym for the first member of the fund family, Standard & Poor's Depositary Receipts, which tracks the S&P 500 Index. SPDRs are traded on securities exchanges.

   CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

   (INS)     Principal and interest payments are insured by one of the
             following: AMBAC Assurance Corp., and Financial Guaranty Insurance
             Co. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o  SPECIFIC NOTES

   (a) The security or a portion thereof was out on loan as of May 31, 2010.

   (b) Restricted security that is not registered under the Securities Act of
       1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule
       144A, and as such has been deemed liquid by USAA Investment Management
       Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

================================================================================

42  | USAA BALANCED STRATEGY FUND

================================================================================

   (c) Security was fair valued at May 31, 2010, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

   (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at May 31, 2010, was $2,179,000, which represented 0.4% of the
       Fund's net assets.

   (e) Security with a value of $401,000 is segregated as collateral for initial margin requirements on open futures contracts.

   (f) Pay-in-kind (PIK) -- security in which the issuer has the option to make interest or dividend payments in cash or in additional securities. The security issued with the interest or dividend payment option usually has the same terms, including maturity date, as the PIK securities.

   (g) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

   (h) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at
       May 31, 2010.

   (i) Senior loan (loan) -- is not registered under the Securities Act of 1933.
       The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2010. The weighted average life of the loan is likely to be substantially shorter than the stated final maturity date due to mandatory or optional prepayments.
       Security deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (j) Currently the issuer is in default with respect to interest and/or principal payments.

   (k) U.S. government agency issues -- mortgage-backed securities issued by
       Government National Mortgage Association (GNMA)

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  43

================================================================================

       and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises, indicated with "+", are supported only by the right of the government-sponsored enterprise to borrow from the
       U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

   (l) Rate represents the money market fund annualized seven-day yield at May
       31, 2010.

   (m) Security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2010.

   (n) Zero-coupon security. Rate represents the effective yield at the date of purchase.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

44  | USAA BALANCED STRATEGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2010

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
      (including securities on loan of $33,306) (cost of $616,651)               $623,374
   Purchased options, at market value (cost of $797)                                  689
   Cash                                                                                20
   Receivables:
      Capital shares sold                                                             594
      USAA Investment Management Company (Note 6D)                                    822
      Dividends and interest                                                        4,131
      Other                                                                            25
                                                                                 --------
         Total assets                                                             629,655
                                                                                 --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                             34,379
      Securities purchased                                                          2,163
      Capital shares redeemed                                                         348
   Written options, at market value (premiums received of $311)                       124
   Variation margin on futures contracts                                               23
   Accrued management fees                                                            385
   Accrued transfer agent's fees                                                       15
   Other accrued expenses and payables                                                130
                                                                                 --------
         Total liabilities                                                         37,567
                                                                                 --------
            Net assets applicable to capital shares outstanding                  $592,088
                                                                                 ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                               $672,987
   Accumulated undistributed net investment income                                  3,613
   Accumulated net realized loss on investments, options, and
      futures transactions                                                        (91,294)
   Net unrealized appreciation of investments, options, and futures contracts       6,782
                                                                                 --------
            Net assets applicable to capital shares outstanding                  $592,088
                                                                                 ========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                                     48,306
                                                                                 ========
   Net asset value, redemption price, and offering price per share               $  12.26
                                                                                 ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2010

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                           $  6,414
   Interest                                                              20,640
   Securities lending (net)                                                 199
                                                                       --------
         Total income                                                    27,253
                                                                       --------
EXPENSES
   Management fees                                                        4,050
   Administration and servicing fees                                        825
   Transfer agent's fees                                                  2,179
   Custody and accounting fees                                              197
   Postage                                                                  129
   Shareholder reporting fees                                                63
   Trustees' fees                                                            10
   Registration fees                                                         45
   Professional fees                                                         88
   Other                                                                     16
                                                                       --------
         Total expenses                                                   7,602
   Expenses reimbursed                                                   (2,101)
                                                                       --------
         Net expenses                                                     5,501
                                                                       --------
NET INVESTMENT INCOME                                                    21,752
                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated transactions                                          20,704
      Affiliated transactions (Note 8)                                     (168)
      Options                                                            (5,406)
      Futures transactions                                               13,310
   Change in net unrealized appreciation/depreciation of:
      Investments                                                        77,878
      Options                                                              (236)
      Futures contracts                                                  (7,088)
                                                                       --------
         Net realized and unrealized gain                                98,994
                                                                       --------
   Increase in net assets resulting from operations                    $120,746
                                                                       ========

See accompanying notes to financial statements.

================================================================================

46  | USAA BALANCED STRATEGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                                  2010            2009
--------------------------------------------------------------------------------------

FROM OPERATIONS
   Net investment income                                      $ 21,752       $  18,908
   Net realized gain (loss) on investments                      20,536         (82,452)
   Net realized gain (loss) on options                          (5,406)          1,402
   Net realized gain (loss) on futures transactions             13,310         (20,082)
   Change in net unrealized appreciation/depreciation of:
      Investments                                               77,878         (77,587)
      Options                                                     (236)            196
      Futures contracts                                         (7,088)          4,780
                                                              ------------------------
      Increase (decrease) in net assets
         resulting from operations                             120,746        (154,835)
                                                              ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (21,571)        (17,911)
   Net realized gains                                                -             (78)
                                                              ------------------------
      Distributions to shareholders                            (21,571)        (17,989)
                                                              ------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                   120,358          89,126
   Reinvested dividends                                         21,344          17,794
   Cost of shares redeemed                                     (98,773)       (106,338)
                                                              ------------------------
      Increase in net assets from capital share transactions    42,929             582
                                                              ------------------------
   Capital contribution from USAA Transfer Agency Company            -              40
                                                              ------------------------
   Net increase (decrease) in net assets                       142,104        (172,202)
NET ASSETS
   Beginning of year                                           449,984         622,186
                                                              ------------------------
   End of year                                                $592,088       $ 449,984
                                                              ========================
Accumulated undistributed net investment income:
   End of year                                                $  3,613       $   3,420
                                                              ========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                  10,071           8,741
   Shares issued for dividends reinvested                        1,845           1,730
   Shares redeemed                                              (8,264)        (10,214)
                                                              ------------------------
      Increase in shares outstanding                             3,652             257
                                                              ========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  47

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this annual report pertains only to the USAA Balanced
Strategy Fund (the Fund), which is classified as diversified under the 1940 Act.
The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1.  Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

   2.  Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of

================================================================================

48  | USAA BALANCED STRATEGY FUND

================================================================================

       the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an
       affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the
       Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the
       NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3.  Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4.  Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

   5.  Options are valued by a pricing service at the National Best Bid/Offer
       (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

       determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

   6.  Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   7.  Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's
       Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the
       Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type;
       indications as to values from dealers in securities; and general market conditions.

   8.  Repurchase agreements are valued at cost, which approximates market value.

   9.  Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the
       Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price.
       Valuing these securities at fair value is intended to cause the Fund's
       NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing

================================================================================

50  | USAA BALANCED STRATEGY FUND

================================================================================

       services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-
   level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted)
   in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

   For the securities that were valued as of May 31, 2010, using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Trust's
   Board of Trustees. The Fund held a preferred security that was not priced by any of the pricing services. The fair value methods included using inputs such as the last available quotations from the sole market maker for the security. Refer to the portfolio of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

   investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- On December 1, 2008, the
   Fund adopted an accounting standard that requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements, if any.

   The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective.
   The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

   FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded

================================================================================

52  | USAA BALANCED STRATEGY FUND

================================================================================

   for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the
   Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

   OPTION TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

   Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

   Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

   put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

   In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves writing (selling) index call or corresponding ETF options and purchasing index put or corresponding ETF options or index put spread options against a highly correlated stock portfolio. The combination of the diversified stock portfolio with the index call and put or corresponding ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on securities indexes or corresponding ETF options are different from options on individual securities in that the holder of the index options contract has the right to receive an amount of cash equal to the difference between the exercise price and the closing price of the underlying index on exercise date. If an option on an index is exercised, the realized gain or loss is determined from the exercise price, the value of the underlying index, and the amount of the premium.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS
   (IN THOUSANDS)

ASSETS                                  5/31/2010                      5/31/2009
-------------------------------------------------------------------------------------------
                             STATEMENT OF                    STATEMENT OF
DERIVATIVES NOT ACCOUNTED    ASSETS AND                      ASSETS AND
FOR AS HEDGING INSTRUMENTS   LIABILITIES                     LIABILITIES
UNDER STATEMENT 133          LOCATION           FAIR VALUE   LOCATION            FAIR VALUE
-------------------------------------------------------------------------------------------

Equity contracts             Purchased options;    $668*     Purchased options;   $8,323*
                             Net unrealized                  Net unrealized
                             appreciation of                 depreciation of
                             investments,                    investments,
                             options, and                    options, and
                             futures contracts               futures contracts
-------------------------------------------------------------------------------------------

   *Includes cumulative appreciation (depreciation) of futures contracts as reported in the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

================================================================================

54  | USAA BALANCED STRATEGY FUND

================================================================================

LIABILITIES                           5/31/2010                      5/31/2009
-------------------------------------------------------------------------------------------
                             STATEMENT OF                    STATEMENT OF
DERIVATIVES NOT ACCOUNTED    ASSETS AND                      ASSETS AND
FOR AS HEDGING INSTRUMENTS   LIABILITIES                     LIABILITIES
UNDER STATEMENT 133          LOCATION           FAIR VALUE   LOCATION            FAIR VALUE
-------------------------------------------------------------------------------------------

Equity contracts             Written options       $124      Written options       $774
-------------------------------------------------------------------------------------------

THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF CHANGES IN NET
ASSETS DURING THE YEAR ENDED MAY 31, 2010, AND SIX-MONTH PERIOD ENDED MAY 31,
2009*
(IN THOUSANDS)

DERIVATIVES
NOT ACCOUNTED
FOR AS HEDGING                                                        CHANGE IN UNREALIZED
INSTRUMENTS                                                           APPRECIATION
UNDER             STATEMENT OF CHANGES IN      REALIZED GAIN (LOSS)   (DEPRECIATION) ON
STATEMENT 133     NET ASSETS LOCATION          ON DERIVATIVES         DERIVATIVES
------------------------------------------------------------------------------------------
                                               5/31/2010  5/31/2009*  5/31/2010 5/31/2009*
------------------------------------------------------------------------------------------

Interest rate     Net realized gain (loss) on    $  (27)   $      -      $    -   $     -
contracts         transactions from futures/
                  Change in unrealized
                  appreciation/depreciation
                  of futures
------------------------------------------------------------------------------------------
Equity contracts  Net realized gain (loss) on     7,931     (19,041)      7,324    20,790
                  options and futures
                  transactions/Change in
                  net unrealized
                  appreciation/depreciation
                  of options and futures
                  contracts
------------------------------------------------------------------------------------------
Total                                            $7,904    $(19,041)     $7,324   $20,790
------------------------------------------------------------------------------------------

   *The statement of changes reflects the year ended May 31, 2009, while the schedule reflects the period December 1, 2008 -- May 31, 2009. This accounting standard was effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the
   Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis.
   Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party"
   custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1.  Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2.  Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

================================================================================

56  | USAA BALANCED STRATEGY FUND

================================================================================

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the
   Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery
   and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the
   Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

   banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2010, the
   Fund incurred custodian and other bank credits of less than $500. For the year ended May 31, 2010, the Fund did not incur any brokerage commission recapture credits.

J. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The
   Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's

================================================================================

58  | USAA BALANCED STRATEGY FUND

================================================================================

funding programs in total (in no event to exceed 0.13% annually of the amount of the committed loan agreement). Prior to September 25, 2009, the maximum annual facility fee was 0.07% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended May 31, 2010, the Fund paid CAPCO facility fees of $2,000, which represents 1.3% of the total fees paid to CAPCO by the USAA funds. The
Fund had no borrowings under this agreement during the year ended May 31, 2010.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.
generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for distributions resulted in reclassifications to the statement of assets and liabilities to increase accumulated undistributed net investment income and increase accumulated net realized loss on investments by
$12,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2010, and
2009, was as follows:

                                    2010                 2009
                                --------------------------------
Ordinary income*                $21,571,000          $17,989,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

As of May 31, 2010, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                     $3,621,000
Accumulated capital and other losses                             (89,386,000)
Unrealized appreciation                                            4,779,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and the mark-to-market of open futures contracts.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2010, the Fund had capital loss carryovers of $89,386,000, for federal income tax purposes, which are not offset by subsequent capital gains, will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

                             CAPITAL LOSS CARRYOVERS
                     ---------------------------------------
                      EXPIRES                      BALANCE
                     ---------                   -----------
                        2017                     $58,134,000
                        2018                      31,252,000
                                                 -----------
                                      Total      $89,386,000
                                                 ===========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended May
31, 2010, the Fund did not incur any income tax, interest, or penalties. As of
May 31, 2010, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended

================================================================================

60  | USAA BALANCED STRATEGY FUND

================================================================================

May 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2010, were $646,700,000 and
$555,956,000, respectively.

As of May 31, 2010, the cost of securities, including short-term securities, for federal income tax purposes, was $619,285,000.

Gross unrealized appreciation and depreciation of investments as of May 31,
2010, for federal income tax purposes, were $46,255,000 and $41,476,000, respectively, resulting in net unrealized appreciation of $4,779,000.

For the year ended May 31, 2010 transactions in written call and put options*
were as follows:

                                                                       PREMIUMS
                                                         NUMBER OF     RECEIVED
                                                         CONTRACTS     (000's)
                                                         ----------------------
Outstanding at May 31, 2009                                2,986       $  1,841
Options written                                           18,353         25,478
Options terminated in closing purchase transactions      (15,459)       (23,421)
Options expired                                           (5,583)        (3,587)
                                                         ----------------------
Outstanding at May 31, 2010                                  297       $    311
                                                         ======================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global
Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and
Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Bank, N.A., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2010, the Fund received securities-lending income of $199,000, which is net of the 20% income retained by Wachovia. As of May 31, 2010, the Fund loaned securities having a fair market value of approximately $33,306,000 and received cash collateral of
$34,379,000 for the loans, which was invested in short-term investments, as noted in Fund's portfolio of investments.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the
   Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of
   Trustees. The Manager is also authorized to select (with approval of the
   Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The

================================================================================

62  | USAA BALANCED STRATEGY FUND

================================================================================

   Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of
   Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from
   0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

   The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Balanced Funds Index over the performance period. The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds in the Lipper Balanced Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

   OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
   RELATIVE TO INDEX(1)               AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
   -----------------------------------------------------------------------------
   +/- 1.00% to 4.00%                 +/- 0.04%
   +/- 4.01% to 7.00%                 +/- 0.05%
   +/- 7.01% and greater              +/- 0.06%

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

   The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

   Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the
   Fund had overall negative returns during the performance period.

   For the year ended May 31, 2010, the Fund incurred total management fees, paid or payable to the Manager, of $4,050,000, which included a (0.01)%
   performance adjustment of $(76,000).

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreement with Deutsche Investment Management Americas Inc.
   (DIMA) and Credit Suisse Securities (USA) LLC (CSSU) for its Volaris
   Volatility Management Group (Volaris Group), under which DIMA directs the investment and reinvestment of a portion of the Fund's assets invested in equity securities (as allocated from time to time by the Manager) and Volaris
   Group directs the investment and reinvestment of the portion of the Fund's assets invested in index options (as allocated from time to time by the
   Manager).

   The Manager (not the Fund) pays DIMA a subadvisory fee in an annual amount of
   0.15% of the portion of the Fund's average net assets that DIMA manages. For the year ended May 31, 2010, the Manager incurred subadvisory fees, paid or payable to DIMA, of $338,000.

   The Manager (not the Fund) pays CSSU's Volaris Group a subadvisory fee based on the total notional amount of the options contracts that CSSU's Volaris
   Group manages in the USAA Balanced Strategy Fund, the USAA Cornerstone
   Strategy Fund, the USAA First Start Growth Fund, the USAA Total Return
   Strategy Fund, and the USAA Global Opportunities Fund, in an annual amount of
   0.23% on the first $50 million of the total notional amount; 0.20% on the total notional amount over $50 million and up to $250 million; 0.12% on the total notional amount over $250 million and up to $500 million; 0.10% on the total notional amount over $500 million and up to $2 billion; and 0.08% on the total notional amount over $2 billion. The notional amount is based on the daily closing price of the index that underlies the written options strategy for the Fund. For the year ended May 31,

================================================================================

64  | USAA BALANCED STRATEGY FUND

================================================================================

   2010, the Manager incurred subadvisory fees for the Fund, paid or payable to
   CSSU's Volaris Group of $161,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended
   May 31, 2010, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $825,000.

   In addition to the services provided under its Administration and Servicing
   Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the
   Manager. For the year ended May 31, 2010, the Fund reimbursed the Manager
   $23,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.00% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. The
   Manager may modify or terminate this voluntary agreement at any time. For the year ended May 31, 2010, the Fund incurred reimbursable expenses of
   $2,101,000, of which $822,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder
   Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2010, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,179,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The
   Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2010, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                              COST TO           NET REALIZED
   SELLER              PURCHASER             PURCHASER     GAIN (LOSS) TO SELLER
--------------------------------------------------------------------------------
USAA Balanced       USAA High-Yield
  Strategy Fund       Opportunities Fund    $  798,000          $(228,000)
USAA Balanced       USAA Short-Term
  Strategy Fund       Bond Fund              1,078,000             60,000

(9) SUBSEQUENT EVENTS

Events or transactions that occur after the balance sheet date, but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. The Manager has evaluated subsequent events through the date the financial statements were issued, and has determined there were no events that require recognition or disclosure in the Fund's financial statements. The following events will affect the Fund's future financial statements.

Effective August 1, 2010, QS Investors, LLC will replace Deutsche Investment
Management Americas, Inc. as one of the subadvisers of the Fund.

================================================================================

66  | USAA BALANCED STRATEGY FUND

================================================================================

(10) NEW ACCOUNTING PRONOUNCEMENT

   FAIR VALUE MEASUREMENTS -- In January 2010, the Financial Accounting
   Standards Board issued amended guidance for improving disclosures about fair value measurements that adds new disclosure requirements about significant transfers between Level 1, Level 2, and Level 3, and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15,
   2009, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December
   15, 2010, and for interim periods within those fiscal years. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

(11) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MAY 31,
                                       ----------------------------------------------------------------
                                          2010          2009           2008          2007          2006
                                       ----------------------------------------------------------------

Net asset value at
  beginning of period                 $  10.08      $  14.01      $   15.70      $  14.97      $  15.41
                                      -----------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                    .47           .43            .38           .37           .34
  Net realized and unrealized
    gain (loss)                           2.18         (3.95)          (.96)         1.68           .26
                                      -----------------------------------------------------------------
Total from investment operations          2.65         (3.52)          (.58)         2.05           .60
                                      -----------------------------------------------------------------
Less distributions from:
  Net investment income                   (.47)         (.41)          (.38)         (.38)         (.31)
  Realized capital gains                     -          (.00)(a)       (.73)         (.94)         (.73)
                                      -----------------------------------------------------------------
Total distributions                       (.47)         (.41)         (1.11)        (1.32)        (1.04)
                                      -----------------------------------------------------------------
Net asset value at end of period      $  12.26      $  10.08       $  14.01      $  15.70      $  14.97
                                      =================================================================
Total return (%)*                        26.63        (25.13)         (3.82)        14.28(b)       3.84
Net assets at end of period (000)     $592,088      $449,984       $622,186      $661,780      $634,124
Ratios to average net assets:**
  Expenses (%)(c)                         1.00          1.00           1.00          1.00(b)       1.00
  Expenses, excluding
    reimbursements (%)(c)                 1.38          1.42           1.26          1.26(b)       1.27
  Net investment income (%)               3.95          4.12           2.61          2.46          2.15
Portfolio turnover (%)                     110           115            185(d)        179           153

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended May 31, 2010, average net assets were $550,354,000.
(a) Represents less than $0.01 per share.
(b) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly.
    The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                          (.00%)(+)     (.00%)(+)      (.00%)(+)     (.01%)        (.01%)
    (+) Represents less than 0.01% of average net assets.
(d) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

68  | USAA BALANCED STRATEGY FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2010 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2009, through May
31, 2010.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this

================================================================================

                                                           EXPENSE EXAMPLE |  69

================================================================================

information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                       EXPENSES PAID
                                   BEGINNING            ENDING         DURING PERIOD*
                                 ACCOUNT VALUE       ACCOUNT VALUE   DECEMBER 1, 2009 -
                                DECEMBER 1, 2009     MAY 31, 2010       MAY 31, 2010
                                -------------------------------------------------------

Actual                             $1,000.00          $1,036.60            $5.08

Hypothetical
  (5% return before expenses)       1,000.00           1,019.95             5.04

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 3.66% for the six-month period of December 1, 2009, through May 31, 2010.

================================================================================

70  | USAA BALANCED STRATEGY FUND

================================================================================

ADVISORY AGREEMENTS

May 31, 2010

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 9, 2010, the
Board, including the Trustees who are not "interested persons" of the Trust (the
Independent Trustees), approved the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory
Agreements with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and
the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the
Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and the Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements
with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning

================================================================================

                                                       ADVISORY AGREEMENTS |  71

================================================================================

the Fund's performance and related services provided by the Manager and by each
Subadviser. At the meeting at which the renewal of the Advisory Agreement and
Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the
Board's and its committees' consideration of the Advisory Agreement and
Subadvisory Agreements included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory
Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of
Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the
Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board

================================================================================

72  | USAA BALANCED STRATEGY FUND

================================================================================

considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory
Agreement, the Board focused on the experience, resources, and strengths of the
Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as directors/trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads and front-end loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the

================================================================================

                                                       ADVISORY AGREEMENTS |  73

================================================================================

same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted
that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account the Manager's current voluntary undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results.
The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the
"performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended December 31, 2009, was lower than the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2009. The Board also noted that the Fund's percentile performance ranking was in the top 5% of its performance universe for the one-year period ended December 31, 2009, was in the bottom 50% of its performance universe for the three- and five-year periods ended December 31,
2009. The Board took into account management's

================================================================================

74  | USAA BALANCED STRATEGY FUND

================================================================================

discussion of the Fund's performance, as well as the various steps management has taken to address the Fund's performance. The Board also noticed the Fund's more recent improved performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the
Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the
Fund. In considering the profitability data with respect to the Fund, the
Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund and also pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses.
In reviewing the overall profitability of the management fee to the Manager, the
Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The
Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the
Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also considered the fee waivers and expense reimbursement arrangements by the Manager and the fact that the Manager pays the subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

================================================================================

                                                       ADVISORY AGREEMENTS |  75

================================================================================

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) appropriate action has been taken to address the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the
Manager; and (v) the Manager and its affiliates' level of profitability, if any, from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv)
the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement.
In approving the Subadvisory Agreements, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent
Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The
Trustees considered information provided to them regarding the services provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who

================================================================================

76  | USAA BALANCED STRATEGY FUND

================================================================================

are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks.
The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted
that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under each
Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the
Manager and that, in turn, the Manager pays a subadvisory fee to each
Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and

================================================================================

                                                       ADVISORY AGREEMENTS |  77

================================================================================

five-year periods ended December 31, 2009, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS -- The Board reached the following conclusions regarding each
Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii)
appropriate action has been taken to address the Fund's performance; and (iv)
the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser.
Based on its conclusions, the Board determined that approval of each Subadvisory
Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

78  | USAA BALANCED STRATEGY FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds.
The Board of Trustees is responsible for the general oversight of the funds'
business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the
Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 46 individual funds as of May 31, 2010. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road,
San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800)
531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO
(2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief
Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA
Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09);
President, Financial Advice and Solutions Group (FASG) USAA (9/09-present);
President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA
Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

80  | USAA BALANCED STRATEGY FUND

================================================================================

ROBERT L. MASON, Ph.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones
Graduate School of Business at Rice University (7/02-present); Associate
Professor of Finance at Jesse H. Jones Graduate School of Management at Rice
University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of
     1940.
 (2) Member of Executive Committee
 (3) Member of Audit Committee
 (4) Member of Pricing and Investment Committee
 (5) Member of Corporate Governance Committee
 (6) The address for all non-interested trustees is that of the USAA Funds,
     P.O. Box 659430, San Antonio, TX 78265-9430.
 (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the
     Funds' Board in November 2008.
 (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

82  | USAA BALANCED STRATEGY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and
Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present);
Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG
Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA
(10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08);
Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel,
Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the
Officer positions of Vice President and Secretary of IMCO and SAS and Vice
President and Assistant Secretary of FAI and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  83

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA
(11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA
(12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and
USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA
(2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief
Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company
      Act of 1940.

================================================================================

84  | USAA BALANCED STRATEGY FUND

================================================================================
TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM;
and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at usaa.com;
and (iii) on the SEC's Web site at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   At usaa.com click: MY DOCUMENTS
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        USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   26889-0710                                (C)2010, USAA. All rights reserved.

 ITEM 2.  CODE OF ETHICS.

On September 24, 2009, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics  (Sarbanes  Code)  applicable  solely to its  senior  financial officers,  including its principal  executive  officer  (President),  as defined under  the  Sarbanes-Oxley  Act of  2002  and  implementing  regulations  of the
Securities and Exchange  Commission.  A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No  waivers (explicit  or  implicit)  have been  granted from a provision of the
Sarbanes Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On  November  18,  2008,  the  Board of  Trustees  of USAA  Mutual  Funds  Trust
designated  Dr.  Barbara  B.  Ostdiek,  Ph.D.  as the  Board's  audit  committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice  University  since  2001.  Dr.  Ostdiek also has  served as an  Academic
Director at El Paso  Corporation  Finance  Center since 2002.  Dr. Ostdiek is an independent  trustee who serves as a member of the Audit Committee,  Pricing and
Investment  Committee  and the  Corporate  Governance  Committee of the Board of
Trustees of USAA Mutual Funds Trust.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 46 funds in all. Only 10 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the  Registrant's  independent  auditor,  Ernst & Young  LLP,  for professional services rendered for the audit of the Registrant's annual financial  statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended

 May 31,  2010 and 2009 were $280,916 and $288,764, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young,  LLP by USAA Shareholder  Account Services (SAS) for professional  services  rendered for audit related services  related to the annual study of internal  controls of the transfer agent for fiscal years ended May 31, 2010 and 2009 were $61,513 and

$63,500, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES.  No such fees were  billed by Ernst & Young LLP for the  review of federal,  state and city income and tax returns and excise tax  calculations for fiscal years ended May 31, 2010 and 2009.

(d) ALL OTHER  FEES.  No such fees were  billed by Ernst & Young LLP for  fiscal years ended May 31, 2010 and 2009.

(e)(1) AUDIT COMMITTEE  PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the
Audit Committee. The Audit Committee Charter also permits the Chair of the Audit
Committee  to  pre-approve  any  permissible  non-audit  service  that  must  be commenced  prior to a scheduled  meeting of the Audit  Committee.  All non-audit services were pre-approved by the Audit Committee or its Chair,  consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The  aggregate  non-audit  fees  billed  by Ernst & Young  LLP for  services rendered to the Registrant and the Registrant's  investment  adviser,  IMCO, and the Funds' transfer agent, SAS, for May 31, 2010 and 2009 were $104,896 and
$108,000, respectively.

(h) Ernst & Young LLP provided  non-audit services to IMCO in 2010 and 2009 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly  related to the  operations  of the  Registrant's
Funds. The Board of Trustees will consider Ernst & Young LLP's  independence and will  consider  whether the  provision  of these  non-audit  services to IMCO is compatible with maintaining Ernst & Young LLP's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

Item 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership  on the  Board  as  independent  directors.  Currently,  there  is no procedure for shareholders to recommend candidates to serve on the Board.

ITEM 11.  CONTROLS AND PROCEDURES

The principal  executive officer and principal  financial officer of USAA Mutual
Funds Trust  (Trust) have  concluded  that the Trust's  disclosure  controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded,  processed,  summarized  and reported within the time periods  specified in the Securities  and Exchange  Commission's rules and forms,  based upon such  officers'  evaluation  of these  controls and procedures as of a date within 90 days of the filing date of the report.

There  were  no  significant  changes  or  corrective  actions  with  regard  to significant deficiencies or material weaknesses in the Trust's internal controls or in other  factors  that  could  significantly  affect  the  Trust's  internal controls  subsequent  to the date of their  evaluation.  The only  change to the procedures  was to  document  the  annual  disclosure  controls  and  procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.

ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:

                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual  Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with  Section  406 of the  Sarbanes-Oxley  Act of
2002 (the Act) and  implementing  regulations  of the  Securities  and  Exchange
Commission (SEC). The Code applies to the Trust's Principal  Executive  Officer,
Principal  Financial  Officer and Principal  Accounting  Officer (each a Covered
Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              -   honest and ethical conduct,  including the ethical handling of actual or apparent  conflicts of interest  between the Covered
                  Officers' personal and professional relationships;
              -   full, fair, accurate,  timely and understandable disclosure in reports and  documents  that the Trust files with,  or submits to,  the SEC and in other  public  communications  made by the
                  Trust;
              -   compliance with applicable laws and governmental rules and regulations;
              -   prompt  internal  reporting of  violations  of the Code to the
                  Chief Legal  Officer of the Trust,  the President of the Trust
                  (if the violation  concerns the  Treasurer),  the CEO of USAA, and if deemed  material to the Funds'  financial  condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each  Covered  Officer  should  adhere to a high  standard  of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences,  or reasonably appears to influence,  the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example,  a  conflict  of  interest  could  arise if a  Covered  Officer,  or an immediate family member,  receives  personal  benefits as a result of his or her position with the Funds.

         Certain  conflicts  of  interest  arise  out of  relationships  between
Covered  Officers and the Funds and are already  subject to conflict of interest provisions  in the  Investment  Company  Act of  1940  (the  1940  Act)  and the
Investment  Advisers  Act of 1940  (the  Advisers  Act).  For  example,  Covered
Officers  may not  individually  engage in certain  transactions  with the Funds because of their status as  "affiliated  persons" of the Funds.  The USAA Funds'
and  USAA  Investment   Management  Company's  (IMCO)  compliance  programs  and
procedures are designed to prevent, or identify and correct, violations of these provisions.  This Code does not, and is not intended to, repeat or replace these programs and  procedures,  and such  conflicts fall outside of the parameters of this Code.

         Although  typically not presenting an opportunity for improper personal benefit,  conflicts  could  arise  from,  or as a  result  of,  the  contractual relationships  between the Funds and IMCO of which the Covered Officers are also officers  or  employees.  As a result,  this Code  recognizes  that the  Covered
Officers  will, in the normal course of their duties  (whether  formally for the
Funds or for IMCO,  or for both),  be  involved  in  establishing  policies  and implementing  decisions that will have different  effects on IMCO and the Funds.
The  participation  of Covered  Officers in such  activities  is inherent in the contractual  relationship  between the Funds and IMCO and is consistent with the performance  by the Covered  Officers of their  duties as officers of the Funds.
Thus,  if performed in  compliance  with the  provisions of the 1940 Act and the
Advisers Act, such activities will be deemed to have been handled ethically.

         B.  GENERAL  RULE.  Covered  Officers  Should Avoid Actual and Apparent
             Conflicts of Interest.

         Conflicts of interest,  other than the  conflicts  described in the two preceding  paragraphs,  are covered by the Code.  The  following  list  provides examples of conflicts of interest  under the Code, but Covered  Officers  should keep in mind that these examples are not exhaustive.  The overarching  principle is that  the  personal  interest  of a  Covered  Officer  should  not be  placed improperly before the interest of the Funds and their shareholders.

         Each Covered  Officer must not engage in conduct  that  constitutes  an actual conflict of interest between the Covered Officer's  personal interest and the interests of the Funds and their shareholders.  Examples of actual conflicts of interest are listed below but are not  exclusive.  Each Covered  Officer must not:

         -    use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby  the  Covered  Officer  would  benefit  personally  to the detriment of the Funds and their shareholders;
         -    cause the Funds to take action,  or fail to take  action,  for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         -    accept gifts, gratuities,  entertainment or any other benefit from any  person  or entity  that does  business  or is  seeking  to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         -    accept gifts, gratuities,  entertainment or any other benefit with a market value over $100 per person,  per year,  from or on behalf of any person or entity that does,  or seeks to do,  business with or on behalf of the Funds.
              -       EXCEPTION.  Business-related  entertainment such as meals, and tickets to sporting or  theatrical  events,  which are
                      infrequent   and  not  lavish  are   excepted   from  this
                      prohibition.  Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value,  incidental to the business, and not so
                      frequent  as  to  raise  any   question   of   impropriety
                      (Customary Business Entertainment).

         Certain  situations  that could present the appearance of a conflict of interest  should  be  discussed  with,  and  approved  by,  or  reported  to, an appropriate person. Examples of these include:

         -    service as a director  on the board or an officer of any public or private company,  other than a USAA company or the Trust,  must be approved  by  the  USAA  Funds'  and  Investment  Code  of  Ethics
              Committee and reported to the Trust.
         -    the receipt of any non-nominal (I.E.,  valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes  of this  Code,  the  individual  holding  the  title  of
              Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         -    the receipt of any business-related  entertainment from any person or entity  with  which  the  Funds  have  current  or  prospective business  dealings  must be approved in advance by the Chief Legal
              Officer unless such entertainment  qualifies as Customary Business
              Entertainment.
         -    any  ownership  interest  in,  or  any  consulting  or  employment relationship  with, any of the Trust's  service  providers,  other than IMCO or any other USAA  company,  must be approved by the CEO of USAA and reported to the Trust's Board.
         -    any material direct or indirect financial interest in commissions, transaction  charges  or spreads  paid by the Funds for  effecting portfolio  transactions  or for selling or redeeming  shares other than an interest  arising from the Covered  Officer's  employment, such as compensation or equity ownership should be approved by the
              CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            -     Each  Covered  Officer  should  familiarize  himself  with the disclosure  requirements  applicable  to the  Funds,  and  the procedures  and policies  implemented  to promote full,  fair, accurate, timely and understandable disclosure by the Trust.
            -     Each Covered  Officer  should not knowingly  misrepresent,  or cause others to misrepresent, facts about the Funds to others, whether  within or outside the Funds,  including to the Funds'
                  Trustees  and  auditors,  and  to  government  regulators  and self-regulatory organizations.
            -     Each Covered Officer should, to the extent  appropriate within his area of  responsibility,  consult with other  officers and employees  of the Funds  and IMCO  with the goal of  promoting full, fair, accurate,  timely and understandable disclosure in the  reports  and  documents  filed  by  the  Trust  with,  or submitted to, the SEC, and in other public communications made by the Funds.
            -     Each Covered Officer is responsible  for promoting  compliance with the  standards  and  restrictions  imposed by  applicable laws, rules and regulations, and promoting compliance with the
                  USAA Funds' and IMCO's operating policies and procedures.
            -     A Covered  Officer  should not  retaliate  against  any person who reports a potential  violation of this Code in good faith.
            -     A Covered  Officer  should notify the Chief  Legal  Officer promptly if he knows of any  violation  of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A.     INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust
                is responsible for applying this Code to specific  situations in which  questions are presented under it and has the authority to interpret the Code in any particular situation.  The Chief Legal
                Officer should consult, if appropriate,  the USAA Funds' outside counsel or counsel for the Independent  Trustees.  However,  any approvals  or  waivers  sought  by a  Covered  Officer  will  be reported  initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     -  Upon  adoption  of the Code,  affirm  in  writing to the
                        Board that he has received, read and understands the
                        Code.
                     -  Annually  thereafter affirm to the Chief Legal Officer
                        that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     -  report to the Board about any matter or situation
                        submitted by a Covered Officer for interpretation under
                        the Code, and the advice given by the Chief Legal
                        Officer;
                     -  report  annually  to the Board and the  Corporate
                        Governance  Committee  describing any issues that arose
                        under the Code,  or informing the Board and Corporate
                        Governance Committee that no reportable issues occurred
                        during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in  investigating  and enforcing this Code:

         -        INITIAL   COMPLAINT.   All   complaints  or  other   inquiries
                  concerning  potential  violations of the Code must be reported to the Chief Legal  Officer.  The Chief Legal Officer shall be responsible  for  documenting  any complaint.  The Chief Legal
                  Officer also will report  immediately  to the President of the
                  Trust (if the complaint  involves the  Treasurer),  the CEO of
                  USAA and the  Chair of the  Trust's  Audit  Committee  (if the
                  complaint  involves  the  President)  any  material  potential violations  that could  have a  material  effect on the Funds'
                  financial  condition or reputation.  For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         -        INVESTIGATIONS.   The  Chief  Legal   Officer  will  take  all
                  appropriate  action to  investigate  any  potential  violation unless the CEO of USAA  directs  another  person to  undertake such investigation. The Chief Legal Officer may utilize USAA's
                  Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's  outside counsel or the counsel to the Independent
                  Trustees (if any) to  participate in any  investigation  under this Code.
         -        STATUS  REPORTS.  The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the
                  Code that could have a material effect on the Funds' financial condition or reputation,  and quarterly  updates regarding all other alleged violations of the Code.
         -        VIOLATIONS OF THE CODE.  If after investigation, the Chief
                  Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his
                  recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation
                  could materially affect the Funds' financial condition or
                  reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee.  The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate.  Appropriate
                  action could include: (1) review of, and modifications to, the
                  Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other
                  disciplinary actions including reprimands or fines.
                  -        The  Board  of  Trustees   understands  that  Covered
                           Officers  also are subject to USAA's Code of Business
                           Conduct.  If a violation  of this Code also  violates
                           USAA's Code of Business Conduct,  these procedures do
                           not limit or restrict  USAA's  ability to  discipline
                           such  Covered  Officer  under USAA's Code of Business
                           Conduct.  In that event, the Chairman of the Board of
                           Trustees will report to the Board the action taken by
                           USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code  shall be the sole code of  ethics  adopted  by the Funds for purposes of Section 406 of the Act and the implementing  regulations  adopted by the SEC  applicable to registered  investment  companies.  If other policies and procedures of the Trust,  IMCO, or other service  providers govern or purport to govern the behavior or activities of Covered  Officers,  they are  superseded by this Code to the extent that they  overlap,  conflict  with, or are more lenient than the provisions of this Code. The Investment  Code of Ethics  (designated to address  1940 Act and  Advisers  Act  requirements)  and  IMCO's  more  detailed compliance  policies and procedures  (including its Insider  Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not  part of this  Code.  Also,  USAA's  Code of  Conduct  imposes  separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code,  other than  amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material  investigation  documents and reports  required to be prepared  under the Code for six years from the date of the  resolution of any such  complaint.  All reports and records  prepared or maintained  pursuant to this Code will be considered  confidential  and shall be maintained  and protected  accordingly.  Except as otherwise  required by law or this Code,  such matters shall not be disclosed to anyone other than the Trust's
Board of Trustees and counsel for the  Independent  Trustees (if any), the Trust and its counsel,  IMCO, and other personnel of USAA as determined by the Trust's
Chief Legal Officer or the Chair of the Trust's Board of Trustees.

Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved  and adopted by the Boards of  Directors/Trustees  of USAA Mutual Fund,
Inc., USAA Tax-Exempt  Fund,  Inc., USAA Investment  Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics  Committee:  August 15,
2005.

Approved  and  adopted as amended  by the Boards of  Directors/Trustees  of USAA
Mutual Fund,  Inc., USAA  Tax-Exempt  Fund,  Inc., USAA Investment  Trust & USAA
State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics  Committee:  August 16,
2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.


                                   APPENDIX A
                                COVERED OFFICERS

PRESIDENT
TREASURER


(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit
        99.CERT.

(a)(3). Not Applicable.

(b).    Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit
        99.906CERT.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2010

By:*     /s/ CHRISTOPHER P. LAIA
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    August 6, 2010
         ------------------------------

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    August 6, 2010
         ------------------------------

By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    August 6, 2010
         ------------------------------

*Print the name and title of each signing officer under his or her signature.